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                                                                  EXHIBIT 10.19


                             FORM OF LOAN AGREEMENT

         THIS LOAN AGREEMENT is made as of                            by and
among                               (the "Borrower"), BALANCED CARE CORPORATION,
a Delaware corporation (the "Guarantor") and MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation (the "Lender").

                 1.        BACKGROUND

                 1.1       THE BORROWER.

         The Borrower is a corporation which is a wholly-owned Subsidiary of the Guarantor.

                 1.2       THE FACILITY AND THE LAND.

         The Borrower is the owner of the community based residential facilities identified on EXHIBIT K (collectively, the "Facilities" and singly a "Facility") situated on those certain parcels of land in the locations set forth on EXHIBIT K, and more particularly described on EXHIBIT A (collectively, the "Land").

                 1.3       USE OF LOAN PROCEEDS.

         In order to finance the acquisition of the Land and the Facilities and expenses related thereto, the Borrower has applied to the Lender for a
                                                       DOLLAR ($         ) loan
(the "Loan").

                 1.4       GUARANTIES AND INDEMNITIES.

         As an inducement to the Lender to make the Loan, the Guarantor agrees to furnish certain guaranties as hereinafter described.

                 1.5       LOAN.

         Subject to all of the terms, conditions and provisions of this Agreement, and of the agreements and instruments referred to herein, the Lender agrees to make the Loan and the Borrower agrees to accept and repay the Loan.

2.       DEFINITIONS

         In this Agreement, except as otherwise expressly provided in the text of this Agreement or unless the context otherwise requires, all capitalized terms shall have the meaning ascribed to them in EXHIBIT B.


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                 3.        LOAN PROVISIONS.

                 3.1       AMOUNT OF LOAN.

         The Loan shall be in the amount of __________________________________
________________________DOLLARS ($_________) (the "Loan Amount") or such lesser amount as may be advanced under the Note and this Agreement.

                 3.2       PROMISSORY NOTE.

         The Loan shall be evidenced by a promissory note of the Borrower dated as of the Closing Date, made by the Borrower to the order of the Lender, in a principal amount equal to the Loan (the "Note"). Interest on so much as is outstanding from time to time under the Note shall accrue at the Interest Rate, except as otherwise specifically provided herein or therein.

                 3.3       APPLICATION OF PAYMENTS.

         All payments made pursuant to the Loan Documents that are received by the Lender shall be applied by the Lender to any obligations of the Borrower under the Loan Documents in such order as the Lender may determine in its sole discretion.

                 3.4       METHOD OF PAYMENTS.

         Except as may otherwise be specifically set forth herein or in any of the other Loan Documents, all payments to be made to the Lender hereunder or under any of the other Loan Documents, including, without limitation, all payments of principal, interest (including, without limitation, Additional Interest), Prepayment Fee, Late Payment Charges, all other charges, costs, expenses and other amounts due hereunder or under any of the other Loan Documents, shall be made to the Lender at the Lender's Address, in lawful money of the United States of America, not later than 2:00 p.m. local time in Boston, Massachusetts on the date that such payment is due. All payments received by the Lender after such time shall be deemed to have been received by the Lender, for the purposes of computing interest and Late Payment Charges, as of the next Business Day. If any payment to be made to the Lender under any of the Loan Documents falls due on a day which is not a Business Day, the due date therefor shall be extended to the next succeeding Business Day.

                 3.5       LOAN FEES.

         The Borrower shall pay the Permanent Loan Commitment Fee to the Lender simultaneously with the execution of this Agreement; provided, however, that, at the Lender's option, the Permanent Loan Commitment Fee shall be held in an escrow account established with a Person designated by the Lender pursuant to an escrow arrangement satisfactory to the Lender, with interest thereon benefiting the Lender. If the Lender exercises its option to require that the Permanent Loan Commitment Fee be held in such an escrow account (A) the Permanent

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Loan Commitment Fee shall be disbursed from said escrow account only upon the joint instructions of the Borrower and the Lender (which instructions from the Borrower shall be immediately given upon the request of the Lender) and in no event shall the Permanent Loan Commitment Fee be disbursed therefrom, in whole or in part, unless and until so requested by the Lender and (B) the Lender shall bear the risk of loss of or misappropriation of the Permanent Loan Commitment Fee by such escrow agent.

                 3.6       PREPAYMENT.

         A prepayment fee (referred to herein as the "Prepayment Fee") shall be paid to the Lender in the event that the Loan is prepaid (or shall become due and payable) prior to the Maturity Date, whether such prepayment is voluntary or involuntary, including, without limitation, any prepayment which results from any default under any of the Loan Documents and an acceleration of the indebtedness due thereunder. The Borrower shall have the right, at any time during the Term, to prepay the entire outstanding principal balance of the Loan, provided, that, the Borrower furnishes the Lender with at least ninety
(90) days' prior written notice of its intent to prepay (the "Prepayment Notice"), and provided, further, that the Borrower pays to the Lender (upon the specific date for prepayment which shall be identified in the Prepayment Notice), together with the entire outstanding principal balance of the Loan, all accrued and unpaid interest (including, without limitation, Additional Interest) and any other costs, charges and sums due under this Agreement and all of the other Loan Documents, a "Prepayment Fee" equal to (and defined herein as) the greater of: (A) the then present value discounted at the Current Rate (as hereinafter defined) of the difference between (I) the product of the Interest Rate then in effect, multiplied by the then outstanding principal balance of the Loan, multiplied by the remaining number of years (or fraction thereof) of the Term and (II) the product of the annual rate of interest (as of the date of prepayment) of actively traded marketable United States treasury securities bearing a fixed rate of interest adjusted for a constant maturity equal to the remaining number of years (rounded to the nearest whole year) of the Term (the "Current Rate"), multiplied by the then-outstanding principal balance of the Loan, multiplied by the remaining number of years (or fraction thereof) of the Term; or (B) one percent (1%) of the then outstanding principal balance of the Loan multiplied by the remaining number of years (or fraction thereof) of the Term. The Prepayment Fee shall be paid without prejudice to the rights of the Lender to collect any amounts due to the Lender. The Borrower shall not be entitled to make any partial prepayments of principal at any time during the Term without the prior written consent of the Lender, which consent may be withheld in the Lender's sole and absolute discretion. Once given, the Prepayment Notice shall be irrevocable and the failure to make prepayment of the Loan in accordance with the Prepayment Notice shall be an Event of Default hereunder.

                 3.7       LATE CHARGES; INTEREST FOLLOWING CERTAIN EVENTS.

         In the event of any delinquency in the payment of any installment of principal and interest (including, without limitation, Additional Interest) or in the payment of any other monetary obligation under this Agreement or any of the other Loan Documents continuing for ten (10)

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days (hereinafter referred to as a "Late Payment"), the Borrower shall pay the
Lender a late payment charge of TWO HUNDRED FIFTY DOLLARS ($250) (referred to herein as a "Late Payment Charge") for the month during which such delinquency occurs and for each month (or partial month) thereafter that the Late Payment remains unpaid, for the purpose of defraying the expenses incurred by the Lender in handling and processing such Late Payments. In addition to any Late Payment Charges which may become due hereunder, the Borrower shall pay interest on any Late Payment, calculated at the Advances Rate, from the date upon which the Late Payment was originally due until the date that the Lender actually receives such Late Payment. It is understood that nothing contained in this Section shall be deemed to relieve the Borrower of its obligations to make any and all payments due and payable to the Lender pursuant to the provisions of this Agreement or any of the other Loan Documents upon the dates set forth therein, it being acknowledged that time is of the essence.

                 4.        LOAN DOCUMENTS; COLLATERAL SECURITY

                 4.1       LOAN DOCUMENTS.

         The Loan shall be made, evidenced, administered, secured and governed by all of the terms, conditions and provisions of each of the following:

         A.       this Loan Agreement;

         B.       the Note;

         C. a Mortgage and Security Agreement of even date granted by the Borrower to the Lender (the "Mortgage") and related UCC financing statements;

         D. an Assignment of Leases and Rents of even date granted by the Borrower to the Lender (the "Assignment of Leases");

         E. a Collateral Assignment of Permits, Approvals, Licenses, and Contracts of even date granted by the Borrower to the Lender (the "Permits Assignment");

         F. a Guaranty of even date executed by the Guarantor for the benefit of the Lender (the "Guaranty");

         G. an Environmental Indemnity Agreement of even date by and among the Borrower, the Guarantor and the Lender (the "Environmental Indemnity Agreement");

         H. a Deposit Pledge Agreement of even date by and between the Borrower and the Lender (the "Deposit Pledge Agreement");

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         I.       a Pledge Agreement of even date by and among the Borrower, the Lender and the Guarantor, pursuant to which the Guarantor granted the Lender a security interest in all of the outstanding capital stock of the Borrower (the "Pledge Agreement") and related stock powers;

         J. an Affiliated Party Subordination Agreement of even date by and among the Borrower, the Guarantor and the Lender (the "Affiliated Party Subordination Agreement");

         K. Warrant of even date issued by the Guarantor to the Lender to purchase ______ shares of capital stock of the Guarantor (the "Warrant"); and

         L. all other documents, instruments, or agreements now or hereafter evidencing and/or securing the Loan.

Items (A) through (L) above, as the same from time to time may be hereinafter amended, modified or supplemented, are referred to herein as the "Loan Documents".

                 4.2       LOAN OBLIGATIONS.

         The Borrower agrees to pay and perform (or cause to be paid and performed) all indebtedness, covenants, liabilities, obligations, agreements and undertakings (other than the Lender's obligations) under the Note, this Agreement and all of the other Loan Documents (collectively, the "Loan Obligations").

                 4.3       COLLATERAL SECURITY.

         The Loan Obligations shall be secured by the following:

         A. a perfected first priority security interest (subject only to the Permitted Encumbrances) in the Mortgaged Property pursuant to the Mortgage and the Financing Statements;

         B. a perfected first priority security interest in the Leases pursuant to the Assignment of Leases;

         C. a perfected first priority security interest in all Permits and Contracts pursuant to the Permits Assignment;

         D.       the Guaranty;

         E.       the Environmental Indemnity;

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         F.       a perfected first priority security interest in all of the outstanding capital stock of the Borrower pursuant to the Pledge Agreement;

         G. a perfected first priority interest in the Cash Collateral pursuant to the Deposit Pledge Agreement;

         H. all other security interests in such other property for which provision is made in the Loan Documents or at law or in equity; and

         I.       certain other Related Party Agreements.

All of the property in which security interests are granted (I) as described in items (A) through (I) above and (II) pursuant to any other Loan Document is collectively referred to herein as the "Collateral".

                    4.4       PERMITTED SECURITY INTERESTS.

         Notwithstanding any other provisions hereof regarding the creation of Liens, but subject to the provisions of Section 6.1, the Borrower may (A) grant priority purchase money security interests in newly acquired items of tangible personal property, (B) lease tangible personal property from equipment lessors, and (C) grant a priority security interest in Receivables to an institutional lender which is providing a working capital line of credit for the exclusive use of the Facilities, as long as in each instance: (I) the secured party or equipment lessor enters into an intercreditor agreement with, and satisfactory to, the Lender, pursuant to which, without limiting the foregoing, (X) the Lender shall be afforded the option of curing defaults and the option of succeeding to the rights of the Borrower and (Y) the Lender's security interest in tangible personal property and/or Receivables as applicable, shall be subordinated to the security interest granted to such secured party, (II) all the terms, conditions and provisions of the financing, security interest or lease are reasonably acceptable to the Lender, (III) the Borrower provides a true and complete copy, as executed, of each such purchase money security agreement, financing document and equipment lease and all amendments thereto and (IV) no such security interest, financing agreement or lease is cross-defaulted or cross-collateralized with any other obligation. Notwithstanding the foregoing, the Borrower may lease, or grant purchase money security interests in, new items of tangible personal property having an aggregate cost during the Term in an amount not to exceed TWO HUNDRED THOUSAND DOLLARS ($200,000) without complying with the foregoing requirements, provided that the Borrower shall provide the Lender with a true and complete copy, as executed, of each purchase money security agreement, related financing document and equipment lease, and all amendments thereto. Security interests granted by the Borrower in full compliance with the provisions of this Section are referred to as "Permitted Prior Security Interests".


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         5.        REPRESENTATIONS AND WARRANTIES

         5.1       REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

         In order to induce the Lender to make the Loan, the Borrower represents and warrants to the Lender that:

         5.1.01   FORMATION AND AUTHORITY OF THE BORROWER.

         A. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware . The Borrower has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and as is proposed to be conducted and is duly qualified to transact business and is in good standing in each jurisdiction where such qualification is necessary in order to carry out its business as presently conducted and as proposed to be conducted. As of the date of this Agreement, the Borrower does not have any Subsidiaries and the Borrower is not a member of any partnership or joint venture. EXHIBIT C attached hereto contains a true and correct list of all of the shareholders of the Borrower and their respective ownership interests in the Borrower;

         B. The Borrower is duly authorized to make and enter into all of the Loan Documents to which the Borrower is a party and to carry out the transactions contemplated therein. All of the Loan Documents to which the Borrower is a party have been duly executed and delivered by the Borrower, and each is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms;

         5.1.02   BUSINESS OF THE BORROWER.

                  The Borrower is, and during the entire time that this Agreement remains in force and effect the Borrower and each Lessee shall be, engaged in no business, trade or activity other than the operation of each Facility for its Primary Intended Use. The fiscal year of the Borrower is June 30;

         5.1.03   NO VIOLATIONS.

                  The execution, delivery and performance of the Loan Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with notice and/or passage of time could result in default or acceleration of, any obligation of any member of the Borrowing Group under any of the Permits or Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any member of the Borrowing Group is a party or by which any member of the Borrowing Group or the Mortgaged Property may be bound or affected and do not violate or contravene any Legal Requirement;

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         5.1.04   NO CONSENT OR APPROVAL.

                  Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution and delivery of any of the Loan Documents by any member of the Borrowing Group and the performance of such member obligations thereunder or as a condition to the validity (assuming the due authorization, execution and delivery by the Lender of the Loan Documents to which it is a party) and/or the enforceability of any of the Loan Documents and/or the first priority of any Liens granted under the Loan Documents except the recording of the Mortgage and the Assignment of Leases and the filing of the Financing Statements;

         5.1.05   FINANCIAL CONDITION.

                  A. Each member of the Borrowing Group is financially solvent and there are no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency and bankruptcy proceedings, pending or, to the best of the Borrower's knowledge and belief, threatened:

                           i. against or affecting any member of the Borrowing Group, which, if adversely resolved to such member of the Borrowing Group, would materially adversely affect the ability of any of the foregoing to perform any of their respective obligations under the Loan Documents;

                           ii.       against or affecting the Mortgaged
                                     Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof; or

                           iii. which may involve or affect the validity, priority or enforceability of any of the Loan Documents, at law or in equity, or before or by any arbitrator or Governmental Authority;

                  B. No member of the Borrowing Group is a party to any agreement, the terms of which now have or, as far as can be reasonably foreseen, may have a material adverse effect on its respective financial condition or business or on the operation of the Mortgaged Property;

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                  C.       After giving effect to the consummation of the Loan,
                           each member of the Borrowing Group:

                           i.        will be able to pay its debts as they
                                     become due;

                           ii. will have sufficient funds and capital to carry on its business as now conducted or as contemplated to be conducted (in accordance with the terms of the Loan Documents);

                           iii. will own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due; and

                           iv.       will not be rendered insolvent as
                                     determined by applicable law;

                  D. No member of the Borrowing Group is delinquent or claimed to be delinquent under any material obligation for the payment of borrowed money;

          5.1.06   NO MONEY BORROWED FROM THE GUARANTOR OR AFFILIATES.

                  The Borrower has not created, incurred, guaranteed, endorsed, assumed or suffered to exist any liability (whether direct or contingent) for borrowed money from the Guarantor (or any of its Affiliates) or any Affiliate of the Borrower that is not fully subordinated to the Loan Obligations pursuant to the Affiliated Party Subordination Agreement;

         5.1.07   COMMERCIAL ACTS AND PURPOSES.

                  The Borrower's performance of, and compliance with, the obligations and conditions set forth herein and in the other Loan Documents to which it is a party will constitute commercial acts done and performed for commercial purposes;

         5.1.08   FILING OF TAX RETURNS.

                  Each member of the Borrowing Group has filed all federal, state and local tax returns which are required to be filed as to which extensions are not currently in effect and has paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) which have become due pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by each such member of the Borrowing Group. No tax liability has been asserted against any member of the Borrowing Group by the Internal Revenue Service or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid;

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         5.1.09   ACCURACY OF FINANCIAL STATEMENTS AND OTHER INFORMATION.

                  A. The financial statements of each member of the Borrowing Group and of each Facility that were given to the Lender in connection with the making of the Loan were true, complete and accurate, in all material respects, and fairly presented the financial condition of each member of the Borrowing Group as of the date thereof and for the periods covered thereby, having been prepared in material accordance with GAAP and such financial statements disclosed all material liabilities (including, without limitation, contingent liabilities) of each such member of the Borrowing Group. There has been no material adverse change since such date with respect to the Tangible Net Worth or liquidity of any member of the Borrowing Group or with respect to any other matters referred to or contained therein and no additional material liabilities (including, without limitation, contingent liabilities) of any member of the Borrowing Group have arisen or been incurred since such date. The projections heretofore delivered to the Lender continue to be reasonable (with respect to the material assumptions upon which such projections are based) and the Borrower reasonably anticipates the results projected therein will be achieved, there having been (I) no material adverse change in the business, assets or condition, financial or otherwise of any member of the Borrowing Group or any Facility and (II) no material depletion of their cash or decrease in their working capital;

                  B. Neither this Agreement, nor any of the other Loan Documents nor any certificate, agreement, statement or other document, including, without limitation, any financial statements concerning the financial condition of any member of the Borrowing Group, furnished to or to be furnished to the Lender or its attorneys in connection with the Loan, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to prevent all statements contained herein and therein from being misleading in any material respect. There is no fact within the special knowledge of the Borrower which has not been disclosed herein or in writing to the Lender that materially adversely affects, or in the future, insofar as the Borrower can reasonably foresee, may materially adversely affect the business, properties, assets or condition, financial or otherwise, of any member of the Borrowing Group or any Facility;

         5.1.10   PENDING ACTIONS, NOTICES AND REPORTS.

                  A. There is no action or investigation pending or, to the best knowledge and belief of the Borrower, threatened, anticipated or contemplated (nor, to the knowledge of the Borrower, is there any reasonable basis therefor)

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                           against or affecting the Mortgaged Property or any
                           member of the Borrowing Group (or any Affiliate thereof) before any Governmental Authority, Accreditation Body or Third Party Payor which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Loan Documents or any action taken or to be taken in connection with the transactions contemplated thereunder or which in any single case or in the aggregate might result in any material adverse change in the business, prospects, condition, affairs or operations of any member of the Borrowing Group or the Mortgaged Property (including, without limitation, any action to revoke, withdraw or suspend any Permit necessary or desirable for the operation of the Mortgaged Property in accordance with its Primary Intended Use and any action to transfer or relocate any such Permit to a location other than the Mortgaged Property) or any material impairment of the right or ability of any member of the Borrowing Group to carry on its operations as presently conducted or proposed to be conducted or which may materially adversely impact reimbursement to any member of the Borrowing Group for services rendered to beneficiaries of Third Party Payor Programs;

                  B. None of the Facilities and no member of the Borrowing Group has received any notice of any claim, requirement or demand of any Governmental Authority, Accreditation Body, Third Party Payor or any insurance body having or claiming any licensing, certifying, supervising, evaluating or accrediting authority over any Facility to rework or redesign any Facility, its professional staff or its professional services, procedures or practices in any material respect or to provide additional furniture, fixtures, equipment or inventory or to otherwise take any action so as to make such Facility conform to or comply with any Legal Requirement;

                  C. The most recent utilization reviews relating to each Facility by all applicable Third Party Payors, Accreditation Bodies and Governmental Authorities and reviews or scrutiny by any managed care or utilization review companies have not had a material adverse impact on the utilization of units or programs at any Facility. No claims or assertions have been made in any utilization review that any of the practices or procedures used at any Facility are improper or inappropriate other than such claims or assertions which singly and in the aggregate will not have a material adverse impact on any Facility;

                  D. The Borrower has delivered or caused to be delivered to the Lender true and correct copies of all licenses, inspection surveys and accreditation reviews relating to the Mortgaged Property, issued by any Governmental Authority or Accreditation Body during the most recent licensing period, together with all plans of correction relating thereto;

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             5.1.11   COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS.

                  A. The Borrower and the Mortgaged Property and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession and operation thereof comply with all Legal Requirements and there is no claim of any violation thereof known to the Borrower. Without limiting the foregoing, the Borrower has obtained all Permits that are necessary or desirable to operate the Mortgaged Property in accordance with its Primary Intended Use and all such Permits are in full force and effect;

                  B. Except as previously disclosed to the Lender in materials delivered to the Lender pursuant to
                           Section 5.1.10D, there are no outstanding notices of deficiencies or work orders relating to the Mortgaged Property issued by any Governmental Authority, Accreditation Body or Third Party Payor requiring conformity to any of the Legal Requirements;

                  C. The Borrower has no actual knowledge of any Legal Requirements which have been enacted, promulgated or issued within the eighteen (18) months preceding the date of this Agreement or any proposed Legal Requirements currently pending in the state where the Facilities are located, which may materially adversely affect rates at any Facility (or any program operated in conjunction with any Facility) or may result in the likelihood of increased competition at any Facility or the imposition of Medicaid, Medicare, charity, free care, welfare or other discounted or government assisted residents at any Facility or require that the Borrower or any Facility obtain a certificate of need, Section 1122 approval or the equivalent, which the Borrower or such Facility does not currently possess;

                  D. The Facilities are licensed by the Wisconsin Department of Health and Social Services and there are no deficiencies in either the Mortgaged Property or any services provided at any Facility that would prevent the renewal of the licensure of any Facility by the Wisconsin Department of Health and Social Services after its next regularly scheduled inspections;

         5.1.12   PROPERTY MATTERS.

                  A. The Mortgaged Property is free and clear of all Liens and Leases (other than Residence Agreements), except (i) those Liens to which the Mortgage and the Loan Documents are expressly subject, whether presently existing, as are listed on EXHIBIT D, or which may hereafter be created in accordance with the terms hereof (collectively referred to herein as the "Permitted Encumbrances") and (ii) the Liens that were listed on the UCC lien search results delivered to the Lender at or prior to the execution and delivery of this Loan Agreement (and that were not required to be terminated as a condition of the execution and delivery of this Loan Agreement); and the Borrower shall warrant and defend title to the Mortgaged Property against any and all claims and demands of every kind and nature whatsoever.

                  B. There is no Condemnation or similar proceeding pending with respect to or affecting the Mortgaged Property and the Borrower is not aware, to the best of the Borrower's knowledge and belief, that any such proceeding is contemplated;

                  C. To the actual knowledge of the Borrower, no part of the Collateral has been damaged by fire or other casualty. Each Facility is in good operating condition and repair, ordinary wear and tear excepted, free from known defects in construction or design;

                  D. None of the Permitted Encumbrances has or is likely to have a material adverse impact upon, nor interfere with or impede, in any material respect, the operation of the Mortgaged Property in accordance with its Primary Intended Use;

                  E. All buildings and other improvements necessary, both legally and practically, for the proper and efficient operation of the Facilities are located upon the Mortgaged Property and all real property and personal property currently utilized by the Borrower in connection with the ownership and operation of the Facilities is included within the definition of the Mortgaged Property and is subject to the Liens created by the Mortgage;

                  F. The Borrower has good, marketable and indefeasible title to the entire Real Property in fee simple, has absolute unencumbered title to the Personal Property, and has good right and full power to assign, grant, bargain, sell, mortgage, transfer and convey the Mortgaged Property; and

                  G. Each lot comprising a portion of the Mortgaged Property on which a Facility is located abuts on and has direct vehicular access to a public road or has access to a public road via permanent, irrevocable, appurtenant easements;

                  H. Each lot comprising a portion of the Mortgaged Property on which a Facility is located constitutes a separate parcel for real estate tax purposes and no portion of any real property that does not constitute a portion of the Mortgaged Property is part of the same tax parcel as any part of the Mortgaged Property;

                  I. All utilities necessary for the use and operation of each Facility are available to the lot lines of that portion of the Mortgaged Property on which each such Facility is located:

                           (i)       in sufficient supply and capacity;

                           (ii) through validly created and existing easements of record appurtenant to or encumbering that portion of the Mortgaged Property on which such Facility is located (which easements shall not impede or restrict the operation of any Facility); and

                           (iii) without need for any Permits and Contracts required to be issued by or entered into with any Governmental Authority, except as already obtained or executed, as the case may be, or as otherwise shown, to the satisfaction of the Lender, to be readily obtainable.

                  J. The Borrower has made no structural alterations or renovations to any Facility that altered the foot-print of any Improvement, added an additional story to any Improvement, decreased the amount of parking available on the Mortgaged Property or otherwise involved any alteration that would be regulated by applicable zoning or other land use requirements during the immediately preceding ten years (10) years and has no knowledge of any such structural alteration or renovation made to any Facility or decrease in parking during such period.

         5.1.13   THIRD PARTY PAYOR AGREEMENTS.

                  A. The Borrower or each of the Facilities is fully qualified as a provider of services under and participate in all Third Party Payor Programs and referral programs as are necessary for the prudent operation of the Facilities in the good faith exercise of commercially reasonable business judgment;

                  B. Attached hereto as EXHIBIT E is a list of national accounts and local discount agreements, which constitute all of the agreements between the Borrower or any Facility, on the one hand, and Third Party Payors on the other hand, pursuant to which the Borrower or any Facility agrees to provide services based on a discount factor from the rates regularly charged for services rendered by the Borrower or such Facility;

                  C. No member of the Borrowing Group, nor any Facility has any rate appeal currently pending before any Government Authority or any administrator of any Third Party Payor Program or referral source other than such appeals which, if determined adversely to any member of the Borrowing Group or any Facility would not have a materially adverse effect, either singly or in the aggregate, on the financial condition of any member of the Borrowing Group or any Facility;

                  D. All cost reports and financial reports submitted to any Third Party Payor with respect to any Facility by any member of the Borrowing Group have been materially accurate and complete and have not been misleading in any material respect. As a result of any audits by any Third Party Payor, there are no related recoupment claims made or contests pending or threatened other than such recoupment claims or contests which, if determined adversely to any member of the Borrowing Group or any Facility, would not have a materially adverse effect, either singly or in the aggregate, on the financial condition of any member of the Borrowing Group or any Facility. As of the date hereof, no cost reports for any Facility remain open or unsettled other than those listed on EXHIBIT F; ---------

         5.1.14   RATE RESTRICTIONS AND LIMITATIONS.

                  The state where the Facilities are located currently imposes no restrictions or limitations on rates which may be charged to private pay residents receiving services at the Facilities, except as set forth on EXHIBIT G;

         5.1.15   FREE OR SUBSIDIZED PATIENT CARE.

                  Except as disclosed on EXHIBIT H attached hereto, there are no Contracts, Permits or Legal Requirements which require that a percentage of beds or slots in any program at any Facility be reserved for Medicaid or Medicare eligible patients or that any Facility provide a certain amount of welfare, free or charity care or discounted or government assisted resident care;

         5.1.16   ERISA.

                  No employee pension benefit plan maintained by any member of the Borrowing Group has any accumulated funding deficiency within the meaning of the ERISA, nor does any member of the Borrowing Group have any material liability to the PBGC established under ERISA (or any successor thereto) in connection with any employee pension benefit plan (or other class of benefit which the PBGC has elected to insure), and there have been no "reportable events" (not waived) or "prohibited transactions" with respect to any such plan, as those terms are defined in Section 4043 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended, respectively;

         5.1.17   BROKERAGE.

                  No member of the Borrowing Group nor any of their respective Affiliates has dealt with any broker or agent in connection with the Loan;

         5.1.18   GIFTS AND CONTRIBUTIONS.

                  No member of the Borrowing Group nor any of their respective Affiliates has:

                  A. made any contributions, payments or gifts of its funds or property to or for the private use of any government official, employee, agent or other Person where either the payment or the purpose of such contribution, payment or gifts is illegal under the laws of the United States, any state thereof or any other jurisdiction (foreign or domestic);

                  B. established or maintained any unrecorded fund or asset for any purpose or has made any false or artificial entries on any of its books or records for any reason;

                  C. made any payments to any Person with the intention or understanding that any part of such payment was to be used for any other purpose other than that described in the documents supporting the payment; or

                  D. made any contribution, or has reimbursed any political gift or contribution made by any other Person, to candidates for public office, whether federal, state or local, where such contribution would be in violation of applicable law;

         5.1.19   REGULATION U.

                  The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Loan will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         5.1.20   DEFAULT UNDER LOAN DOCUMENTS.

                  No event or state of facts which constitutes, or which, with notice or lapse of time, or both, could constitute, a Loan Default has occurred and is continuing;

         5.1.21   PRINCIPAL PLACE OF BUSINESS.

                  The principal place of business and chief executive office of the Borrower is located at __________________________________________
         __________________ (referred to herein as the "Principal Place of Business");

         5.1.22   LABOR MATTERS.

                  There are no proceedings now pending, nor, to the best of the Borrower's knowledge, threatened with respect to the operation of any Facility before the National Labor Relations Board, State Commission on Human Rights and Opportunities, State Department of Labor, U.S. Department of Labor or any other Governmental Authority having jurisdiction of employee rights with respect to hiring, tenure and conditions of employment, and no member of the Borrowing Group has experienced any material controversy with any Facility administrator or other employee of similar stature or with any labor organization; and

         5.1.23   INTELLECTUAL PROPERTY.

                  The Borrower is duly licensed or authorized to use all (if any) copyrights, rights of reproduction, trademarks, trade-names, trademark applications, service marks, patent applications, patents and patent license rights, (all whether registered or unregistered, U.S. or foreign), inventions, franchises, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how and trade secrets which are used in or necessary for the operation of each Facility in accordance with its Primary Intended Use, without conflict with or infringement of any, and subject to no restriction, lien, encumbrance, right, title or interest in others.

         5.1.24   MANAGEMENT AGREEMENTS.

                  There is no Management Agreement in force and effect as of the date hereof.

                 5.2       REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

         In order to induce the Lender to make the Loan, the Guarantor represents and warrants to the Lender that:

               5.2.01   FORMATION AND AUTHORITY OF THE GUARANTOR.

                  A. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Guarantor has all requisite corporate power to own and operate its properties and to carry on its business as presently conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its business as now conducted and as proposed to be conducted; and

                  B. The Guarantor is duly authorized to make and enter into all of the Loan Documents to which the Guarantor is a party and to carry out the transactions contemplated therein. All of the Loan Documents to which the Guarantor is a party have each been duly executed and delivered by the Guarantor, and each is a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms;

         5.2.02   THE BORROWER AS SUBSIDIARY.

                  The Borrower is a wholly-owned subsidiary of the Guarantor;

         5.2.03   NO VIOLATIONS.

                  The execution, delivery and performance of the Loan Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with notice and/or passage of time could result in default or acceleration of, any obligation of the Guarantor or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which the Guarantor is a party or by which the Guarantor may be bound or affected and do not violate or contravene any Legal Requirement;

         5.2.04   NO CONSENT OR APPROVAL.

                  Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of, the Guarantor's execution, delivery and performance of its obligations under the Loan Documents to which it is a party or as a condition to the validity (assuming the due authorization, execution and delivery by the Lender of the Loan Documents to which it is a party) and/or the enforceability of any of such Loan Documents and/or the first priority of any Liens granted thereunder;

         5.2.05   FINANCIAL CONDITION.

                  A. The Guarantor is financially solvent and there are no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency and bankruptcy proceedings, pending or, to the best of the Guarantor's knowledge and belief, threatened:

                           i. against or affecting the Guarantor which, if adversely resolved against the Guarantor would materially adversely affect the ability of the Guarantor to perform its obligations under the Loan Documents to which it is a party;

                           ii.       against or affecting the Mortgaged
                                     Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof; or

                           iii. which may involve or affect the validity, priority or enforceability of any of the Loan Documents, at law or in equity, or before or by any arbitrator or Governmental Authority;

                  B. After giving effect to the consummation of the Loan, the Guarantor:

                           i.        will be able to pay its debts as they
                                     become due;

                           ii. will have sufficient funds and capital to carry on its business as now conducted or as contemplated to be conducted (in accordance with the terms of the Loan Documents);

                           iii. will own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due; and

                           iv.       will not be rendered insolvent as
                                     determined by applicable law;

                  C. The Guarantor is not a party to any agreement, the terms of which now have or, as far as can be reasonably foreseen, may have a material adverse effect on its financial condition or business or on the operation of any Facility;

                  D. The Guarantor is not delinquent or claimed to be delinquent under any material obligation for the payment of borrowed money;

         5.2.06   COMMERCIAL ACTS.

                  The Guarantor's performance of and compliance with the obligations and conditions set forth herein and the other Loan Documents to which it is a party will constitute commercial acts done and performed for commercial purposes;

         5.2.07   FILING OF TAX RETURNS.

                  The Guarantor has filed all federal, state and local tax returns which are required to be filed as to which extensions are not currently in effect and has paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) which have become due pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by the Guarantor. No tax liability has been asserted by the Internal Revenue Service against the Guarantor or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid;

         5.2.08   ACCURACY OF FINANCIAL STATEMENTS AND OTHER INFORMATION.

                  The financial statements of the Guarantor given to the Lender in connection with the making of the Loan were true, complete and accurate and fairly presented the financial condition of the Guarantor as of the date thereof and for the periods covered thereby, having been prepared in accordance with GAAP and such financial statements disclosed all liabilities (including, without limitation, contingent liabilities) of the Guarantor. There has been no material adverse change since such date with respect to the Tangible Net Worth or liquidity of the Guarantor or with respect to any other matters referred to or contained therein and no additional material liabilities (including, without limitation, contingent liabilities) of the Guarantor have arisen or been incurred since such date. The projections heretofore delivered to the Lender continue to be reasonable (with respect to the material assumptions upon which such projections are based) and the Guarantor reasonably anticipates the results projected therein will be achieved, there having been (A) no material adverse change in the business, assets or condition, financial or otherwise of the Guarantor or (B) no material depletion of the Guarantor's cash or decrease in working capital;

                 6.        COVENANTS

                 6.1       FINANCIAL COVENANTS.

         As long as any of the Loan Documents may remain in effect:

         6.1.01   THE BORROWER'S DEBT COVERAGE RATIO.

                  For each fiscal quarter, the Borrower shall maintain, with respect to the Mortgaged Property, a Debt Coverage Ratio equal to or greater than 1.25 to 1;

         6.1.02   THE GUARANTOR'S ASSETS.

                  Throughout the Term, the Guarantor shall maintain a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 1 to 1;

         6.1.03   THE GUARANTOR'S NET WORTH.

                  The Guarantor shall maintain a Tangible Net Worth equal to or greater than (A) FIVE HUNDRED THOUSAND DOLLARS ($500,000) from the date hereof through June 30, 1997, (B) SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000) from July 1, 1997 through June 30, 1998 and (C) ONE MILLION DOLLARS ($1,000,000) from July 1, 1998 through the end of the Term.

         6.1.04   LIABILITY FOR BORROWED MONEY.

                  The Borrower shall not create, incur, assume or suffer to exist any liability for borrowed money except (A) indebtedness to the Lender under the Loan Documents, (B) Impositions allowed pursuant to the provisions of this Agreement, (C) unsecured normal trade debt incurred upon customary terms in the ordinary course of business, (D) other Indebtedness of the Borrower in the aggregate principal amount not to exceed FIVE HUNDRED THOUSAND DOLLARS ($500,000) incurred, for the exclusive use of the Facilities, on account of purchase money indebtedness or finance lease arrangements, each of which shall not exceed the fair market value of the assets or property acquired or leased and shall not extend to any assets or property other than those purchased or leased and (E) liability arising under a working capital line of credit in an amount reasonably satisfactory to the Lender;

         6.1.05   ASSUMPTION OF LIABILITY.

                  The Borrower shall not assume, guarantee, endorse, contingently agree to purchase or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise to invest in any debtor or otherwise to assure any creditor against loss) in connection with any Indebtedness of any other Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

6.2      COLLECTION AND ENFORCEMENT COSTS.

         Upon demand, the Borrower shall reimburse the Lender for all costs and expenses, including, without limitation, attorneys' fees and expenses and court costs, reasonably paid or incurred by the Lender in connection with the collection of any sum due hereunder, or in connection with the enforcement of any of the Lender's rights or any member of the Borrowing Group's obligations under this Agreement or any of the other Loan Documents. Any amount due and payable to the Lender pursuant to the provisions of this Section shall be a demand obligation and, to the extent permitted by law, shall be added to the Loan Obligations and shall be secured by the Liens created by the Loan Documents as fully and effectively and with the same priority as every other obligation of the Borrower secured thereby and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Advances Rate until the date of payment. The obligation of the Borrower to pay the outstanding principal balance, interest (including, without limitation, Additional Interest) and all other costs, charges and sums due hereunder or under any of the other Loan Documents shall continue in full force and effect and in no way shall be impaired, until the actual payment thereof to the Lender. In the event of (A) a sale, conveyance, transfer or other disposition of the Mortgaged Property, (B) any further agreement given to secure the payment of the obligations set forth herein or (C) any agreement or stipulation extending the time or modifying the terms of payment set forth herein; the Borrower shall nevertheless remain obligated to pay the indebtedness evidenced by this Agreement, as extended or modified by any such agreement or stipulation, unless the Borrower is released and discharged from such obligation by a written agreement executed by the Lender.

6.3      FINANCIAL STATEMENTS AND OTHER INFORMATION.

         The Borrower shall furnish or shall cause to be furnished to the Lender the following statements, information and other materials:

         6.3.01 Within one hundred (100) days after the end of each of their respective fiscal years:

                  A.       a copy of the Consolidated Financials for each of
                           (i) the Guarantor (including the Borrower) and (ii) any Lessee, for the preceding fiscal year, certified and audited by, and with the unqualified opinion of, independent certified public accountants acceptable to the Lender and certified as true and correct by the Borrower, the applicable Lessee and the Guarantor, as the case may be (and, without limiting anything else contained herein, the Consolidated Financials for the Borrower and each Lessee shall contain a detailed balance sheet for the Mortgaged Property as of the last day of such fiscal year and a statement of earnings from the Mortgaged Property for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of the Mortgaged Property);

                  B. statements certified as true and correct by the Borrower, each Lessee and the Guarantor stating, to the best of the signer's knowledge and belief after making due inquiry, whether the Borrower, such Lessee and the Guarantor, as the case may be, is in default in the performance or observance of any of the terms of any Lease or any of the Loan

                           Documents and, if so, specifying all such defaults, the nature thereof and the steps being taken to immediately remedy the same; and

                  C. a copy of all letters from the independent certified accountants engaged to perform the annual audits referred to above, directed to the management of the Borrower, the Guarantor or the applicable Lessee, as the case may be, regarding the existence of any reportable conditions or material weaknesses;

                  D. evidence satisfactory to Lessor that the Borrower has fulfilled its obligation to make the Annual Facility Upgrade Expenditure in accordance with the terms of Section 6.24.

         6.3.02 Within one hundred (100) days after the end of each fiscal year of the Borrower, a statement certified as true and correct by the Borrower, setting forth all Leases of the Mortgaged Property as of the last day of such fiscal year, the respective areas demised thereunder, the names of the Lessees thereunder, the respective expiration dates of the Leases, the respective rentals provided for therein, and such other information pertaining to the Leases as may be reasonably requested by the Lender;

         6.3.03 Within thirty (30) days after the end of each calendar month, an unaudited, detailed month and year to date income and expense statement for the Mortgaged Property which shall include a comparison to corresponding budget figures, occupancy statistics (including the actual number of residents, the number of units available and total patient days for such month) and resident mix breakdowns for each patient day during such month (classifying residents by the type of care required and source of payment).

         6.3.04 Within twenty (20) days after the end of each of their respective fiscal quarters, unaudited Consolidated Financials for the Borrower and each Lessee certified as true and correct by the Borrower or such Lessee, as the case may be;

         6.3.05 Within thirty (30) days after the end of each of the Borrower's fiscal quarters, a calculation showing compliance or non-compliance, as the case may be, with the financial covenants set forth in Section 6.1 hereof for the applicable period;

         6.3.06 Within fifty (50) days after the end of each of its fiscal quarters, unaudited Consolidated Financials for the Guarantor certified as true and correct by the Guarantor;

         6.3.07 At least thirty (30) days prior to the end of the fiscal year for the Facilities, the Borrower, any Lessee and any Manager shall submit a proposed financial and capital expenditures budget for the Facilities for the next fiscal year and a report detailing the capital improvements completed in the immediately prior fiscal year;

         6.3.08 Upon the issuance or execution thereof, as the case may be, true and complete copies of all (A) Permits which constitute operating licenses for the Facilities issued by any Governmental Authority having jurisdiction over assisted living or community based residential matters and (B) Contracts (involving payments in the aggregate in excess of $100,000 per annum), including, without limitation, all Provider Agreements;

         6.3.09 Upon receipt thereof, true and complete copies of any notices, consents, terminations or statements of any kind or nature relating to any of the Contracts involving payments in the aggregate in excess of $100,000 per annum (other than those issued in the ordinary course of business);

         6.3.10 Upon receipt thereof, true and complete copies of all surveys, follow-up surveys, complaint surveys, examinations, compliance certificates, inspection reports, statements (other than those statements that are furnished in the ordinary course of business), terminations and notices of any kind (other than those notices that are furnished in the ordinary course of business) issued or provided to the Borrower or any Lessee by any Governmental Authority, Accreditation Body or Third Party Payor, including, without limitation, any notices pertaining to any delinquency in, or proposed revision of, the Borrower's or such Lessee's obligations under the terms and conditions of any Permits or Contracts now or hereafter issued by or entered into with any Governmental Authority, Accreditation Body or Third Party Payor and the response(s) thereto made by or on behalf of the Borrower or any Lessee;

         6.3.11 Upon the completion or filing thereof, complete copies of all Permit applications (other than those that are furnished in the ordinary course of business), notices (other than those that are furnished in the ordinary course of business), statements (other than those that are furnished in the ordinary course of business), annual reports, cost reports and other reports or filings of any kind (other than those that are furnished in the ordinary course of business) provided by the Borrower or any Lessee to any Governmental Authority, Accreditation Body or Third Party Payor with respect to the Mortgaged Property;

         6.3.12 Upon the completion or filing, mailing or other delivery thereof, complete copies of all financial statements, reports, notices and proxy statements, if any, sent by the Borrower to its shareholders and of all reports, if any, filed by the Borrower with any securities exchange or with the Securities Exchange Commission;

         6.3.13 With reasonable promptness, such other information as the Lender may reasonably request from time to time respecting
                  (I) the financial condition and affairs of each member of the Borrowing Group and the Mortgaged Property and (II) the licensing and the operation of the Mortgaged Property; including, without limitation, audited financial statements, certificates and consents from accountants and any other financial and licensing or operational information as may be required or requested by any Governmental Authority;

         6.3.14 As soon as possible and in any event within five (5) days after the occurrence of each Loan Default or each event or state of facts which, with the giving of notice or lapse of time or both, could constitute such a Loan Default, a written statement of the Borrower setting forth details of such Loan Default or event and the action which the Borrower proposes to take with respect thereto;

         6.3.15 Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority or Accreditation Body which may have a material adverse effect on (I) the ability of any member of the Borrowing Group to perform any of its obligations under any of the Loan Documents or (II) the Mortgaged Property;

         6.3.16 Promptly after receipt, a copy of all audits or reports submitted to any member of the Borrowing Group independent public accountants in connection with any annual, special or interim audits of the books of any such member of the Borrowing Group and, if requested by the Lender, any letter of comments directed by such accountants to the management of any such member of the Borrowing Group;

         6.3.17 Within five (5) days after the Borrower acquires knowledge thereof, written notice of:

                  A. the potential termination of any Permit or Provider Agreement necessary for the operation or ownership of the Mortgaged Property;

                  B. any loss, damage or destruction to or of the Mortgaged Property in excess of TWENTY-FIVE THOUSAND DOLLARS ($25,000) (regardless of whether the same is covered by insurance);

                  C. any material controversy involving the Borrower or any Lessee and (I) any Facility Administrator or Facility employee of similar stature or (II) any labor organization;

                  D. any controversy that calls into question the eligibility of the Borrower, any Lessee or any Facility for participation in any Third Party Program;

                  E. any refusal of reimbursement by any Third Party Payor which, singly or together with all other such refusals by any Third Party Payors, could have a materially adverse effect on the financial condition of the Borrower or any Lessee; and

                  F. any other development adversely affecting or which may adversely affect the condition, financial or otherwise, of any member of the Borrowing Group or the Mortgaged Property;

         6.3.18 Within ten (10) days after becoming aware of a claim by any Person that the Borrower is in default of any agreement in connection with the borrowing of money which may be allowed hereunder, notice of any such claim or default; and

         6.3.19 Within thirty (30) days after receipt of a Facility inspection report from the Lender, a written response describing in detail prepared plans to address concerns raised by the inspection report.

         Any certificate, instrument, notice or other document to be provided to the Lender hereunder or under any of the other Loan Documents by any member of the Borrowing Group shall be signed by an executive officer of such member (in the event that any of the foregoing is not an individual) having a position of Vice President or higher and with respect to financial matters, any such certificate, instrument notice or other document shall be signed by the chief financial officer or treasurer of such member.

         No certificate, instrument, notice or other document including, without limitation, any financial statements, furnished or to be furnished to the Lender pursuant to the terms hereof or of any of the other Loan Documents shall contain any untrue statement of a material fact or shall omit to state a material fact necessary in order to prevent all statements contained therein from being misleading.

         The Lender shall afford any information received pursuant to the provisions of the Loan Documents the same degree of confidentiality that the Lender affords similar information proprietary to the Lender; provided, however, that the Lender does not in any way warrant or represent that such information received from any member of the Borrowing Group shall remain confidential, and, provided, further, that the Lender shall have the unconditional right to (A) disclose any such information as the Lender deems necessary or appropriate in connection with any sale, transfer, conveyance, participation, assignment or foreclosure of any of the Loan Documents and/or any interest therein and (B) use such information in any litigation or arbitration proceeding between the Lender and any member of the Borrowing Group. Without limiting the foregoing, the Lender may also disclose any information furnished to it pursuant to any of the Loan Documents as and to the extent (I) counsel to the Lender determines that such disclosure is necessary pursuant to 15 U.S.C. 77a-77aa or 15 U.S.C. 78a-78jj and the rules and regulations promulgated thereunder, (II) the Lender is required or requested by any Governmental Authority to disclose any such information and/or (III) the Lender is required or requested to disclose any such information by any of its and/or any of the Meditrust Entities' lenders, potential lenders and/or any other parties in connection with any capital raising efforts or arrangements. The Lender shall not be liable in any way for any subsequent disclosure of such information by any Person to whom the Lender provided such information in accordance with the terms hereof. Nevertheless, the Lender shall inform all recipients of any such information of the confidential nature thereof. The Lender additionally shall observe any prohibitions or limitations on the disclosure of any such information under applicable confidentiality law or regulations to the extent that the same are applicable to such information, including, without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the facility-patient relationship and the physician-patient privilege.

6.4      MAINTENANCE OF EXISTENCE.

         During the entire time that this Agreement remains in full force and effect, the Borrower shall keep in effect its existence and rights as a corporation under the laws of the state of its incorporation and its right to own property and transact business in the state in which the Mortgaged Property is situated.

6.5      REPRESENTATIONS AND WARRANTIES.

         All representations and warranties contained in this Agreement shall constitute continuing representations and warranties which shall remain true, correct and complete throughout the Term. Notwithstanding the provisions of the foregoing sentence but without derogation from any other terms and provisions of this Agreement, including, without limitation, those terms and provisions containing covenants to be performed or conditions to be satisfied on the part of the Borrower, the representations and warranties contained in Sections 5.1.05(a), 5.1.05(b), 5.1.05(d), 5.1.10, 5.1.11, 5.1.12(b), 5.1.12(c),
5.1.13(b), 5.1.13(c), 5.1.14, 5.1.15, 5.1.16, 5.1.20, 5.1.22, 5.2.05(a),
5.2.05(c), 5.2.05(d), in the second sentence of Section 5.1.08, in the second and third sentences of Section 5.1.09(a), in the second and third sentences of
Section 5.1.13(d), in the third sentence of Section 5.2.01 (but only in connection with the exercise by the Lender under the Warrant of its right to become a shareholder of the Guarantor), in the second sentence of Section
5.2.07 and in the second and third sentences of Section 5.2.08 hereof shall not constitute continuing representations and warranties throughout the Term.

6.6      CONDUCT OF THE BORROWER'S BUSINESS.

         The Borrower will maintain, and cause any Lessee and Manager to maintain, experienced and competent professional management with respect to its business and with respect to the Mortgaged Property. The Borrower, any Lessee and any Manager shall conduct, in the ordinary course, the operation of the Facilities the Borrower and any Lessee shall not enter into any other business or venture.

6.7      PRINCIPAL PLACE OF BUSINESS, LOCATION OF THE COLLATERAL.

         The Borrower shall provide the Lender thirty (30) days' prior written notice of any change of its Principal Place of Business from its current Principal Place of Business. The Borrower shall maintain the Collateral, including without limitation, all books and records relating to the Borrower's business, at solely its Principal Place of Business and at the Mortgaged Property. The Borrower shall not (A) remove the Collateral, including, without limitation, any books or records relating to the Collateral and/or the Borrower's business from either the Mortgaged Property or its Principal Place of Business or (B) relocate its Principal Place of Business until after receipt of a certificate from the Lender, signed by an officer thereof, stating that the Lender has, to its satisfaction, obtained all documentation that it deems necessary or desirable to obtain, maintain, perfect and confirm the first priority security interests granted in the Loan Documents.

6.8      RESTRICTIONS.

         6.8.01   RESTRICTIONS RELATING TO THE BORROWER.

         Except as may otherwise be expressly provided herein or in the Mortgage, the Borrower shall not, without the prior written consent of the Lender, in each instance, which consent may be withheld in the sole and absolute discretion of the Lender:

         A. convey, assign, hypothecate, transfer, dispose of or encumber, or permit the conveyance, assignment, transfer, hypothecation, disposal or encumbrance of all or any part of any legal or beneficial interest in the Mortgaged Property; provided, however, that this restriction shall not apply to
                  (i) the Permitted Encumbrances that may be created after the date hereof pursuant to the Loan Documents, (ii) Liens against Personal Property securing Indebtedness permitted under Section 4.4 and Section 6.1.04(d) relating to equipment leasing or financing for the exclusive use of the Facility,
                  (iii) Leases to the Guarantor or any Affiliate of the Guarantor which are subordinate to the Loan Documents and which comply with the provisions of Section 6.9; (iv) the sale, conveyance, assignment, hypothecation, lease or other transfer of any material asset or assets (whether now owned or hereafter acquired), the fair market value of which equals or is less than THIRTY-FIVE THOUSAND DOLLARS ($35,000), individually, or ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) collectively; (v) without limitation as to amount, the disposition in the ordinary course of business of any obsolete, worn out or defective fixtures, furnishings or equipment used in the operation of the Facilities provided that the same are replaced with fixtures, furnishings or equipment of equal or greater utility or value; (vi) without limitation as to amount, any sale of inventory by the Borrower in the ordinary course of business; and (vii) subject to the terms of the Pledge Agreement and the Affiliated Party Subordination Agreement, distributions and/or dividends to the Borrower's shareholder(s);

         B. permit the use of the Mortgaged Property or any Facility for any purpose other than the Primary Intended Use; or

         C.       liquidate, dissolve or merge or consolidate with any other
                  Person.

         The occurrence of any of the foregoing shall be deemed to be an Event of Default.

         6.8.02   RESTRICTIONS RELATING TO THE GUARANTOR.

         Except as may otherwise be expressly provided herein or in any of the other Loan Documents, the Guarantor shall not, without the prior written consent of the Lender, in each instance, which consent may be withheld in the sole and absolute discretion of the Lender, convey, assign, donate, sell, mortgage or pledge any real or personal property or take any other action which would have a materially adverse effect upon the Tangible Net Worth or general financial condition of the Guarantor. Notwithstanding the foregoing, but subject to the provisions of Section 6.1, the Guarantor may guaranty obligations of any of its present or future Affiliates.

6.9      AFFILIATE TRANSACTIONS.

         6.9.01 No member of the Borrowing Group shall enter into any transaction with any Affiliate pertaining to the Mortgaged Property, including, without limitation, the purchase, sale or exchange of any property, the rendering of any service to or with any Affiliate and the making of any loan or other extension of credit, except in the ordinary course of, and pursuant to the reasonable requirements of, such member's business and upon fair and reasonable terms no less favorable to such member than would be obtained in a comparable arms'-length transaction with any Person that is not an Affiliate.

         6.9.02 Without limiting the provisions of any other Section of this Agreement or the Affiliated Party Subordination Agreement, any payments to be made by the Borrower or any Lessee to (A) any member of the Borrowing Group (or any Affiliate of any member of the Borrowing Group) or (B) any Affiliate of the Borrower, in connection with any transaction between the Borrower and such Person, including, without limitation, the purchase, sale or exchange of any property, the rendering of any service to or by any such Person (including, without limitation, all allocations of any so-called corporate or central office costs, expenses and charges of any kind or nature) or the making of any loan or other extension of credit or the making of any equity investment, shall be subordinate to the complete payment and performance of all Loan Obligations; provided, however, that all such subordinated payments may be paid at any time unless: (I) after giving effect to such payment, the Borrower or any Lessee shall be unable to comply with any of its respective obligations under any of the Loan Documents or (II) a Loan Default has occurred and is continuing and has not been expressly waived in writing by the Lender or an event or state of facts exists, which, with notice or the passage of time, or both, would constitute a Loan Default.

6.10     NON-COMPETITION.

         6.10.01 The Borrower and the Guarantor acknowledge that any competition by any member of the Borrowing Group with any Purchaser upon the transfer of title to such Purchaser by reason of the Lender's exercise of any rights and remedies granted under any of the Loan Documents, including without limitation, the exercise of the power of sale under the Mortgage, any other foreclosure of the Mortgage or any other proceedings brought to enforce the rights of the holder of the Mortgage or by any other method, would cause irreparable harm to the Lender and the Purchaser.

         6.10.02 From and after the date hereof until the fifth anniversary of the date of any such transfer of title to the Mortgaged Property to any Purchaser, no member of the Borrowing Group nor any Person holding or controlling, directly or indirectly, any interest in any member of the Borrowing Group (collectively, the "Limited Parties"), shall be involved in any capacity in or lend any of their names to or engage in any capacity in any assisted living, community based residential facility, center, unit or program (or in any Person engaged in any such activity or any related activity competitive therewith), whether such competitive activity shall be as an officer, director, owner, employee, agent, advisor, independent contractor, developer, lender, sponsor, venture capitalist, administrator, manager, investor, partner, joint venturer, consultant or other participant in any capacity whatsoever with respect to an assisted living, community based residential facility, center, unit or program located within a five (5) mile radius of the Mortgaged Property.

         6.10.03 The Borrower and the Guarantor hereby acknowledge and agree that none of the time span, scope or area covered by the foregoing restrictive covenants is or are unreasonable and that it is the specific intent of the Borrower and the Guarantor that each and all of the restrictive covenants set forth hereinabove shall be valid and enforceable as specifically set forth herein. The Borrower and the Guarantor further agree that these restrictions are special, unique, extraordinary and reasonably necessary for the protection of the Lender and any Purchaser and that the violation of any such covenant by any of the Limited Parties would cause irreparable damage to the Lender and any Purchaser for which a legal remedy alone would not be sufficient to fully protect such parties.

         6.10.04 Therefore, in addition to and without limiting any other remedies available at law or hereunder, in the event that any of the Limited Parties breaches any of the restrictive covenants hereunder or shall threaten breach of any of such covenants, then the Lender and any Purchaser shall be entitled to obtain equitable remedies, including specific performance and injunctive relief, to prevent or otherwise restrain a breach of this Section 6.10 (without the necessity of posting a bond) and to recover any and all costs and expenses (including, without limitation, attorneys' fees and expenses and court costs) reasonably incurred in enforcing the provisions of this Section 6.10. The existence of any claim or cause of action of any of the Limited Parties or any member of the Borrowing Group against the Lender or any Purchaser, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Lender or any Purchaser of the foregoing restrictive covenants and the Limited Parties shall not defend on the basis that there is an adequate remedy at law.

         6.10.05 Without limiting any other provision of this Agreement, the parties hereto acknowledge that the foregoing restrictive covenants are severable and separate. If at any time any of the foregoing restrictive covenants shall be deemed invalid or unenforceable by a court having jurisdiction over this Agreement, by reason of being vague or unreasonable as to duration, or geographic scope or scope of activities restricted, or for any other reason, such covenants shall be considered divisible as to such portion and such covenants shall be immediately amended and reformed to include only such covenants as are deemed reasonable and enforceable by the court having jurisdiction over this Agreement to the full duration, geographic scope and scope of restrictive activities deemed reasonable and thus enforceable by said court; and the parties agree that such covenants as so amended and reformed, shall be valid and binding as though the invalid or unenforceable portion has not been included therein.

         6.10.06 The provisions of this Section 6.10 shall survive the early termination of the Term by reason of a transfer of title to the Mortgaged Property as described in the first paragraph of this Section 6.10 and any satisfaction of the Loan Obligations in connection therewith or subsequent thereto.

                  The parties hereto acknowledge and agree that any Purchaser may enforce the provisions of this Section 6.10, as a third party beneficiary.

6.11     ERISA.

         The Borrower shall not establish or permit any Lessee to establish any new pension or defined benefit plan or modify any such existing plan for employees subject to ERISA, which plan provides any benefits based on past service without the advance consent of the Lender to the amount of the aggregate past service liability thereby created.

6.12     FORGIVENESS OF INDEBTEDNESS.

         The Borrower will not waive, or permit any Manager or Lessee which is an Affiliate to waive any debt or claim, except in the ordinary course of its business.

6.13     VALUE OF ASSETS.

         Except as disclosed in the financial statements provided to the Lender as of the date hereof, the Borrower will not write up (by creating an appraisal surplus or otherwise) the value of any of its assets above their cost to the Borrower, less the depreciation regularly allowable thereon.

6.14     CHANGES IN FISCAL YEAR AND ACCOUNTING PROCEDURES.

         The Borrower shall not, without the prior written consent of the Lender, in each instance, which consent may be withheld in the Lender's reasonable discretion (A) change its fiscal year or capital structure or (B) change, alter, amend or in any manner modify, except in accordance with GAAP, any of its current accounting procedures related to the method of revenue recognition, billing procedures or determinations of doubtful accounts or bad debt expenses nor will the Borrower permit any of its Subsidiaries to change its fiscal year or suffer or permit any circumstance to exist in which any Subsidiary is not wholly-owned, directly or indirectly, by the Borrower.

6.15     [INTENTIONALLY DELETED].

6.16     THE BORROWER'S AGREEMENTS TO PERFORM CERTAIN OBLIGATIONS.

         The Borrower agrees faithfully to perform, pay and observe all agreements, covenants, indebtedness, obligations and liabilities of the Borrower to the Lender, whether such agreements, covenants, indebtedness, obligations and liabilities are direct or indirect, absolute or contingent, due or to become due, existing or hereafter arising, including, without limitation, all of the Borrower's obligations under all of the Loan Documents. The payment of all obligations and the performance of all covenants of and agreements by the Borrower under the Loan Documents shall be absolute and unconditional, irrespective of any defense or any rights or set-off, recoupment or counterclaim the Borrower might otherwise have against the Lender, and the Borrower shall pay absolutely net during the Term all payments to be made as prescribed in the all of the Loan Documents, free of any deductions and without abatement, diminution or set-off.

6.17     PARTICIPATION IN THIRD PARTY PAYOR PROGRAMS.

         The Borrower shall participate in all Third Party Payor Programs (which would be participated in by a prudent operator in the good faith exercise of commercially reasonable judgement), in accordance with all requirements thereof (including, without limitation, all applicable Provider Agreements), and shall remain eligible to participate in all other Third Party Payor Programs as shall be necessary for the prudent operation of the Facilities in the good faith exercise of commercially reasonable business judgment.

6.18     NO DEFAULT.

         The Borrower shall not commit any default or breach, or permit a default or breach by any of the Borrowing Group, under any of the Loan Documents to continue beyond applicable grace periods.

6.19    [INTENTIONALLY DELETED].

6.20    COVENANTS REGARDING MORTGAGED PROPERTY.

         6.20.01           IMPOSITIONS.

                  A. Subject to the provisions of Section 9 hereof, the Borrower shall pay, or cause to be paid, without deduction (except such discount as may be permitted by law), defalcation or abatement, before the last day on which the same may be paid without penalty or interest, all real estate taxes, ground rents, sewer rents, water charges and all other municipal and governmental assessments, fees (including, without limitation, license, permit, inspection, authorization and similar fees), taxes, rates, charges, impositions, levies, liabilities, obligations, special assessments and Liens of every kind and nature (hereinafter collectively referred to as the "Impositions") that now or hereafter may be imposed, suffered, placed, assessed, levied or filed at any time, upon (i) the Borrower, (ii) the Borrower's interest in the Mortgaged Property, (iii) the Mortgaged Property or any Rent therefrom or any estate, right, title or interest therein, (iv) any occupancy, leasing, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Mortgaged Property and/or (v) the Lender, but only to the extent that any Imposition is imposed upon the Lender as a result of the Loan transaction, or which by any Legal Requirement may have priority over the indebtedness secured either in lien or in distribution out of the proceeds of any judicial sale of the Mortgaged Property (without regard to any law heretofore or hereafter enacted imposing payment in whole or in part upon the Lender). Furthermore, if any such Imposition is of record, the same shall be promptly satisfied and discharged of record and evidence of such discharge of record (satisfactory to the Lender) shall be forwarded to the Lender on or before the date required hereunder for payment of such Imposition. If any Imposition is not paid within the time hereinabove specified, the Lender shall have the right, but not the obligation, to pay the same, together with any penalty and interest thereon, and any amount so paid or advanced by the Lender and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of the Borrower to the Lender, and to the extent permitted by applicable law, shall be added to the Loan Obligations and shall be secured by the Liens created by the Loan Documents as fully and effectively and with the same priority as every other obligation of the Borrower secured thereby and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Advances Rate until the date of payment.

                  B. The Borrower hereby assigns to the Lender all rights of the Borrower now or hereafter arising in and to the refund of any Imposition and any interest thereon. If, at the time of receipt of any such refund by the Lender, a Loan Default or a Related Party Default has occurred, then the Lender may apply said refund in reduction of the Obligations; otherwise, the Lender shall promptly forward any such refund to the Borrower upon demand.

         6.20.02           TAX DEPOSITS.

                  A. Upon an Event of Default hereunder, or an event which, with the giving of notice or passage of time, and/or both, would constitute an Event of Default, at the option of the Lender at any time thereafter, the Borrower shall deposit with the Lender, on the first day of the calendar month immediately following the Closing Date and on the first day of each calendar month thereafter (each of which dates is hereinafter referred to as a "Monthly Tax Deposit Date") until the payment in full of the Loan Obligations, a sum equal to one-twelfth (1/12) of the Impositions to be levied, charged, filed, assessed or imposed upon or against the Mortgaged Property within one (1) year after said Monthly Tax Deposit Date. If the amount of the Impositions to be levied, charged, assessed or imposed within the ensuing one (1) year period shall not be fixed upon any Monthly Tax Deposit Date, such amount for the purpose of computing the tax deposit to be made by the Borrower hereunder shall be estimated by the Lender, with an appropriate adjustment to be promptly made between the Borrower and the Lender as soon as the fixed amount of such Impositions is determinable.

                  B.       The sums deposited by the Borrower under this
                           Section 6.20.02 shall be held by the Lender and shall be applied toward the payment of the Impositions when due. Any such deposits may be commingled with other assets of the Lender and shall be invested by the Lender at such bank as the Lender from time to time may select. The Lender may, at its election from time to time exercised, invest all or part such deposits in one or more of the investment vehicles described on Exhibit A to the Deposit Pledge Agreement. The Lender shall not be liable to the Borrower or any other Person based on the Lender's choice of investment vehicles, any consequent loss of principal or interest or any unavailability of funds based on such choice of investment. Furthermore, the Lender shall bear no responsibility for the financial condition of, or any act or omission by, the Lender's depository bank. The income from such investment or interest on such deposit shall accrue for the benefit of the Borrower. The Borrower shall give not less than ten
                           (10) days' prior written notice to the Lender in each instance when an Imposition is due, specifying the Imposition to be paid and the amount thereof, the place of payment and the last day on which the same may be paid in order to be within the time limit specified above.

                  C. If for any reason the sums on deposit with the Lender under this Section 6.20.02 shall not be sufficient to pay an Imposition within the time specified in this Section, then, within ten (10) days after demand by the Lender, the Borrower shall deposit sufficient sums so that the Lender may pay such Imposition in full, together with any penalty and interest thereon. The Lender may change its estimate of any Imposition for any period on the basis of a change in an assessment or tax rate or on the basis of a prior miscalculation or for any other reason; in which event, within ten (10) days after demand by the Lender, the Borrower shall deposit with the Lender the amount in excess of the sums actually deposited which would theretofore have been payable under the revised estimate.

                  D. If any Imposition shall be levied, charged, filed, assessed or imposed upon or against the Mortgaged Property and if such Imposition shall also be a levy, charge, assessment or imposition upon or for any other real or personal property not covered by the Liens created by the Loan Documents, then the computation of the amounts to be deposited under this Section 6.20.02 shall be based upon the entire amount of such Imposition and the Borrower shall not have the right to apportion any deposit with respect to such Imposition.

                  E. Upon an assignment of the Mortgage by the Lender, the Lender shall transfer all amounts deposited pursuant to the provisions of this Section 6.20.02 and still in its possession to such assignee (as the subsequent holder of the Mortgage) and the original Lender named herein shall thereupon be completely released from all liability with respect to such tax deposits so transferred and the Borrower shall look solely to said assignee (as the subsequent holder of the Mortgage) in reference thereto.

                  F. All amounts deposited with the Lender pursuant to the provisions of this Section 6.20.02 shall be held by the Lender as additional security for the sums secured by the Liens created by the Loan Documents and, upon the occurrence of any Loan Default, the Lender may, in its sole and absolute discretion, apply said amounts toward payment of the Loan Obligations. Upon the complete payment and performance of the Loan Obligations, any sums then held by the Lender under this Section 6.20.02 shall be refunded to the Borrower; unless a Related Party Default has occurred, in which event such sums may be applied toward the Obligations.

                  G. The Borrower shall deliver to the Lender copies of all notices, demands, claims, bills and receipts in relation to the Impositions immediately upon the receipt thereof by the Borrower.

         6.20.03           CHANGE IN TAXES.

                  A. In the event any tax shall be due or become due and payable to any Governmental Authority with respect to the execution and delivery or recordation of any of the Loan Documents or the interest of the Lender in the Mortgaged Property, the Borrower shall pay such tax at the time and in the manner required by applicable law (without regard to whether any such tax is imposed in whole or in part on the Lender) and the Borrower shall and hereby agrees to hold harmless, defend (with counsel acceptable to the Lender) and indemnify the Lender against any liability of any nature whatsoever as a result of the imposition of any such tax. Notwithstanding the foregoing, the Lender shall have the option of conducting its own defense with counsel of its own choice. Furthermore, the aforesaid indemnification agreement shall include, without limitation, attorneys' fees and expenses and court costs reasonably incurred by the Lender in connection with the imposition of any such taxes and the enforcement of said indemnification agreement. The Borrower shall not claim any credit on, or make any deduction from, the Obligations by reason of the payment of any such tax.

                  B. If any Legal Requirement becomes effective after the date hereof changing (in any manner) any of the present Legal Requirements as to the taxation of notes or debts secured by mortgages, for federal, state, or local purposes, or the manner of collection of any Impositions, so as to affect any of the Loan Documents, then, upon demand, the Borrower shall make such payments to the Lender and take such other steps as may be necessary or desirable in the Lender's reasonable discretion, to place the Lender in the same financial position as it was in prior to any such enactment; failing which, at the option of the Lender and upon demand, the Loan Obligations shall become due and payable upon six (6) months' prior written notice to the Borrower. In the event of any such acceleration of the Loan Obligations, provided that a Loan Default has not occurred, the Borrower shall not be required to pay the Lender a Prepayment Fee.

                  C. The indemnity provisions of this Section 6.20.03 shall survive the complete payment and performance of the Obligations and the foreclosure of the Mortgage.

         6.20.04           INSURANCE DEPOSITS.

                  A. Upon an Event of Default hereunder, or an event which, with the giving of notice or passage of time, and/or both, would constitute an Event of Default, at the option of the Lender at any time thereafter, the Borrower shall deposit with the Lender, on the first day of the calendar month immediately following the date hereof and on the first day of each calendar month thereafter (each of which dates is hereinafter referred to as a "Monthly Insurance Deposit Date") until the complete payment and performance of the Loan Obligations, a sum equal to one-twelfth (1/12) of the premiums of the insurance policies required hereunder which are payable within one (1) year after said Monthly Insurance Deposit Date. If the total amount of the insurance premiums to be paid within the ensuing one (1) year period are not fixed upon any Monthly Insurance Deposit Date, such amount for the purpose of computing the insurance deposit to be made by the Borrower pursuant to this Section 6.20.04 shall be estimated by the Lender, with an appropriate adjustment to be promptly made between the Borrower and the Lender as soon as the total amount of the insurance premiums is determinable.

                  B. The sums deposited by the Borrower hereunder shall be held by the Lender and shall be applied in payment of the insurance premiums when due. Any such deposits may be commingled with other assets of the Lender and shall be invested by the Lender in a bank account in the name of the Lender at such bank as the Lender from time to time may select. The Lender may, at its election from time to time exercised, invest all or part such deposits in one or more of the investment vehicles described on Exhibit A to the Deposit Pledge Agreement. The Lender shall not be liable to the Borrower or any other Person based on the Lender's choice of investment vehicles, any consequent loss of principal or interest or any unavailability of funds based on such choice of investment. Furthermore, the Lender shall bear no responsibility for the financial condition of, as well as any act or omission by, the Lender's depository bank. The income from such investment or interest on such deposit shall accrue for the benefit of the Borrower. The Borrower shall give not less than ten (10) days' prior written notice to the Lender in each instance when an insurance policy premium is due, specifying the premium to be paid and the amount thereof, the place of payment and the last day on which the same may be paid.

                  C. If for any reason the sums on deposit with the Lender under this Section 6.20.04 shall not be sufficient to pay any insurance policy premium, then, within ten (10) days after demand by the Lender, the Borrower shall deposit sufficient sums so that the Lender may pay such insurance policy premium in full, together with any penalty and interest thereon. The Lender may change its estimate of any insurance premiums for any period on the basis of a change in any premium rates, a change in the type or amount of coverage required hereunder, a prior miscalculation or for any other reason; in which event, within ten (10) days after demand by the Lender, the Borrower shall deposit with the Lender the amount in excess of the sums actually deposited which would theretofore have been payable under the revised estimate.

                  D. Upon an assignment of this Agreement by the Lender, the Lender shall transfer all amounts deposited pursuant to the provisions of this Section 6.20.04 and still in its possession to such assignee (as the subsequent holder of the Loan Documents) and the original Lender named herein shall thereupon be completely released from all liability with respect to such insurance deposits so transferred, and the Borrower shall look solely to said assignee (as the subsequent holder of the Loan Documents) in reference thereto.

                  E. All amounts deposited with the Lender pursuant to the provisions of this Section 6.20.04 shall be held by the Lender as additional security for the Loan Obligations and, upon the occurrence of any Loan Default, the Lender may, in its sole and absolute discretion, apply said amounts toward payment of the Loan Obligations. Upon the complete payment and performance of the Loan Obligations, any sums then held by the Lender under this Section 6.20.04 shall be refunded to the Borrower; unless a Related Party Default has occurred, in which event such sums may be applied toward the Obligations.

         6.20.05           REPAIR; USE; COMPLIANCE WITH LAW; ALTERATIONS; WASTE.

                  A. At all times until the Loan Obligations are fully paid and performed and the Mortgage is discharged, the Mortgaged Property shall be maintained in good order, repair and condition (damage from any Casualty expressly not excepted), and the Borrower expressly agrees that it will neither permit nor suffer any waste upon the Mortgaged Property, nor cause or permit any nuisance thereon, nor do any act whereby the Mortgaged Property may become less valuable or the Liens created by the Loan Documents may be impaired. Subject to the provisions of
                           Section 8 hereof, no additional Improvement may be constructed on the Land, nor may any Improvement on the Land be materially altered, removed or demolished without the prior written consent of the Lender in each instance, which consent may be withheld in the Lender's reasonable discretion. Without limiting any of the Lender's other rights of entry pursuant to the terms of the Mortgage or any of the other Loan Documents, the Borrower shall permit the Lender to enter the Mortgaged Property at any reasonable time and upon reasonable notice (except in the case of an emergency) to determine whether the Borrower and the Mortgaged Property are in compliance with the provisions of this Section 6.20.05.

                  B. Subject to the provisions of Section 8 hereof, the Borrower covenants that the Mortgaged Property shall be continuously operated in accordance with its Primary Intended Use (unless such operations are temporarily interrupted as a result of any Casualty or any permitted renovations or repairs to any Facility) and for such other uses as may be necessary in connection with or incidental to such Primary Intended Use. The Borrower shall not allow the Mortgaged Property to be used for any use other than its Primary Intended Use and such other uses as may be necessary in connection with or incidental to such Primary Intended Use, without the prior written consent of the Lender in each instance, which consent may be withheld in the Lender's sole and absolute discretion.

                  C. The Borrower further covenants that the operation of the Mortgaged Property shall be conducted in a manner consistent with the prevailing standards and practices recognized in the assisted living industry as those customarily utilized by first class business operations. Subject to any applicable Legal Requirements, the members of the Borrowing Group shall use their best efforts to maximize the Facility's gross revenues, and to that end, but without limiting the foregoing, (I) a full staff of employees shall be maintained at the Facilities and
                           (II) a maximum amount of space in the Facilities shall be devoted to resident uses and only such part thereof shall be devoted for storage, office and other ancillary purposes as shall be reasonably necessary.

                  D. No use shall be made or permitted to be made of the Mortgaged Property and no acts shall be done which will cause the cancellation of any insurance policy required pursuant to the terms this Agreement, nor shall the Borrower, any Lessee, any Manager or any other Person sell or otherwise provide to residents, other occupants or invitees therein, or permit to be kept, used or sold in or about the Mortgaged Property any article which may be prohibited by any Legal Requirement or by the standard form of fire insurance policies, any other insurance policies required to be carried hereunder or fire underwriters' regulations.

                  E. The Borrower and any Lessee, at their sole cost and expense, at all times throughout the term of the Loan and for so long as the Loan Obligations remain outstanding, shall (I) fully comply (and shall cause every Lessee, Manager and other occupant of the Mortgaged Property, as well as all of their respective agents and invitees, to fully comply) with all Legal Requirements and Insurance Requirements whether or not compliance therewith shall require any structural change of the Mortgaged Property or interfere with the use and enjoyment of the Mortgaged Property and (II) procure, maintain and comply (and shall cause every Lessee, Manager and other occupant of the Mortgaged Property, as well as their respective agents and other invitees, to procure, maintain and/or comply, as the case may
                           be) with all Permits, accreditations,
                           qualifications, Provider Agreements, Contracts and other authorizations required for the continued use of the Mortgaged Property for the Primary Intended Use or other permitted uses then being made, and for the proper construction, development, operation, repair and maintenance of the Mortgaged Property.

                  F. At all times throughout the Term and for so long as the Loan Obligations remain outstanding, all utilities necessary for the use and operation of each Facility shall be available to the lot lines of that portion of the Mortgaged Property on which each such Facility is located:

                           (i)       in sufficient supply and capacity;

                           (ii) through validly created and existing easements of record appurtenant to or encumbering the that portion of the Mortgaged Property on which such Facility is located (which easements shall not impede or restrict the operation of any Facility); and

                           (iii) without need for any Permits and Contracts required to be issued by or entered into with any Governmental Authority, except as already obtained or executed, as the case may be, or as otherwise shown, to the satisfaction of the Lender, to be readily obtainable.

                  G. The Borrower shall not initiate, join in or consent to any zoning changes affecting the Mortgaged Property nor initiate, join in or consent to any private restrictive covenant or other public or private restriction upon the use of the Mortgaged Property without the Lender's prior written consent, in each instance, which consent shall not unreasonably be withheld.

                  H. Upon the request of the Lender accompanied by an explanation reasonably establishing a justification for such request, at any time and from time to time while this Agreement remains in full force and effect, the Borrower shall engage independent professional consultants, engineers and inspectors (qualified to do business in the state where the Mortgaged Property is located and acceptable to the Lender) to perform any environmental and structural investigations and other inspections of the Mortgaged Property as the Lender may reasonably request in order to detect (A) any structural deficiencies in the Improvements or the utilities servicing the Mortgaged Property or (B) the presence of any condition that may be harmful to the environment or present a health hazard to the residents and/or the other occupants of any Facility. In the event that the Lender determines that the results of such investigations and inspections are unsatisfactory, within thirty (30) days of notice from the Lender, the Borrower shall undertake such appropriate remedial actions as may be reasonably requested by the Lender to correct any such unsatisfactory conditions, and shall thereafter diligently and continuously prosecute such remedial actions to completion.

6.21     MANAGEMENT AGREEMENTS

         From and after the date hereof, neither the Borrower nor any Lessee shall enter into any Management Agreement without the prior written consent of the Lender, in each instance, which consent will not be unreasonably withheld. There shall be no change in the ownership or control (directly or indirectly) of any Manager under any Management Agreement without the prior written consent of the Lender, in each instance, which consent shall not be unreasonably withheld. The Borrower and any Lessee shall, at their sole cost and expense, promptly and fully perform or cause to be performed every covenant, condition, promise and obligation of the owner of the Mortgaged Property or such Lessee under any Management Agreement. The Borrower shall deliver or cause to be delivered to the Lender a true and correct copy of each Management Agreement and any amendment of any Management Agreement within ten (10) days after the execution thereof. Neither the Borrower nor any Lessee shall cancel (other than in connection with the exercise by the Borrower or the Lessee of any of its remedies under the

Management Agreement as a result of any default by the Manager thereunder), transfer or assign or amend, in any material respect, any Management Agreement or consent to the cancellation (other than in connection with the exercise by the Borrower or the Lessee of any of its remedies under the Management Agreement as a result of any default by the Manager thereunder), transfer or assignment or material amendment of any Management Agreement by any party thereto, without the prior written consent of the Lender, in each instance, which consent shall not be unreasonably withheld.

         Each Management Agreement shall provide that the Lender shall be provided notice of any defaults thereunder and, at the Lender's option, an opportunity to cure such default. The Borrower or any Lessee shall furnish to the Lender, within three (3) days after receipt thereof, or after the mailing or service thereof by the Borrower or any Lessee, as the case may be, a copy of each notice of default which the Borrower or any Lessee shall give to, or receive from any Person, based upon the occurrence, or alleged occurrence, of any default in the performance of any covenant, condition, promise or obligation under any Management Agreement.

         Whenever and as often as the Borrower or any Lessee shall fail to perform, promptly and fully, at their sole cost and expense, any covenant, condition, promise or obligation on the part of the owner of the Mortgaged Property or a Lessee thereof under and pursuant to any Management Agreement, the Lender, or a lawfully appointed receiver of the Mortgaged Property, may, at their respective options (and without any obligation to do so), after five (5) days' prior notice to the Borrower (except in the case of an emergency) enter upon the Mortgaged Property and perform, or cause to be performed, such work, labor, services, acts or things, and take such other steps and do such other acts as they may deem advisable, to cure such defaulted covenant, condition, promise or obligation, and any amount so paid or advanced by the Lender or such receiver and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of the Borrower to the Lender or such receiver, and, to the extent permitted by applicable law, shall be added to the Loan Obligations and shall be secured by the Liens created by the Mortgage and the other Loan Documents as fully and effectively and with the same priority as every other obligation thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted under applicable law, bear interest at the Advances Rate until the date of payment.

6.22     ACQUISITION OF ADDITIONAL PROPERTY

         In the event that at any time during the Term the Borrower holds the fee title to or a leasehold interest in any real property and/or personal property which is used in any way in connection with any Facility (but is not subject to the liens created by the Mortgage), the Borrower shall (A) provide the Lender with prior notice of such acquisition and (B) shall take such actions and enter into such agreements (substantially similar to the Loan Documents) as the Lender shall reasonably request in order to grant the Lender a first priority mortgage or other security interest in such real property and personal property, subject only to the Permitted Encumbrances.

6.23     [INTENTIONALLY DELETED].

6.24     ANNUAL FACILITY UPGRADE EXPENDITURES.

         The Borrower shall make an Annual Facility Upgrade Expenditure in each Facility in an amount no less than TWO HUNDRED FIFTY DOLLARS ($250) multiplied by the number of units in such Facility, such amount to be increased as of the first day of the second Loan Year, and as of the first day of each subsequent Loan Year, equal to the product of (I) TWO HUNDRED FIFTY DOLLARS ($250) multiplied by (II) the Consumer Price Adjustment Factor.

7.        THE LENDER'S RIGHT TO MAKE PAYMENTS AND TAKE OTHER ACTION

         The Lender may, after ten (10) Business Days' prior notice to the Borrower of its intention so to do (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), pay any sums due or claimed to be due for labor or materials furnished in connection with the ownership, construction, development, maintenance, management, repair, use or operation of the Mortgaged Property, and any other sums which in the reasonable opinion of the Lender, or its attorneys, it is expedient to pay, and may take such other and further action which in the reasonable opinion of the Lender is necessary in order to secure the protection and priority of the security interests granted to the Lender pursuant to the Loan Documents and the performance of all obligations under the Loan Documents. The Lender, in its sole and absolute discretion, may charge any such payments against any advance that may otherwise be due hereunder to the Borrower or may otherwise collect such amounts from the Borrower, and the Borrower agrees to repay to the Lender all such amounts, notwithstanding that the aggregate indebtedness of the Borrower to the Lender hereunder may exceed the Loan Amount. Any amount which is not so charged against advances due hereunder and all costs and expenses reasonably incurred by the Lender in connection therewith (including, without limitation, attorneys' fees and expenses and court costs) shall be a demand obligation of the Borrower and, to the extent permitted by applicable law, shall be added to the Loan Obligations and secured by the Liens created by the Loan Documents, as fully and effectively and with the same priority as every other obligation of the Borrower thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted under applicable law, bear interest at the Advances Rate until the date of payment.

         If the Borrower fails to observe or cause to be observed any of the provisions of this Section and such failure continues beyond any applicable notice or cure period provided for under this Agreement, the Lender or a lawfully appointed receiver of the Mortgaged Property, at their respective options, from time to time may perform, or cause to be performed, any and all repairs and such other work as they deem necessary to bring the Mortgaged Property into compliance with the provisions of this Agreement may enter upon the Mortgaged Property for any of the foregoing purposes, and the Borrower hereby waives any claim against the Lender or such receiver arising out of such entry or out of any other act carried out pursuant to this

Section. All amounts so expended or incurred by the Lender and by such receiver and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of the Borrower to the Lender or such receiver, and, to the extent permitted by law, shall be added to the Obligations and shall be secured by the Liens created by the Loan Documents as fully and effectively and with the same priority as every other obligation of the Borrower secured thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Advances Rate until the date of payment.

8.       INSURANCE; CASUALTY; TAKING

8.1      GENERAL INSURANCE REQUIREMENTS.

         The Borrower shall at its sole cost and expense keep the Mortgaged Property and the business operations conducted thereon insured as set forth below.

         8.1.01   TYPES AND AMOUNTS OF INSURANCE.

                  The Borrower's insurance shall include the following:

                  A. property loss and physical damage insurance on an all-risk basis (with only such exceptions as the Lender may in its reasonable discretion approve) covering the Mortgaged Property (exclusive of the Land) for its full replacement cost, which cost shall be reset once a year at the Lender's option, with an agreed-amount endorsement and a deductible not in excess of TEN THOUSAND DOLLARS ($10,000.00). Such insurance shall include, without limitation, the following coverages: (I) increased cost of construction, (II) cost of demolition, (III) the value of the undamaged portion of the Facility and
                           (IV) contingent liability from the operation of building laws, less exclusions provided in the normal "All Risk" insurance policy. During any period of construction, such insurance shall be on a builder's-risk, completed value, non-reporting form with permission to occupy;

                  B. flood insurance (if the Mortgaged Property or any portion thereof is situated in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development or any other Governmental Authority that may in the future have jurisdiction over flood risk analysis) in limits reasonably acceptable to the Lender;

                  C. boiler and machinery insurance (including related electrical apparatus and components) under a standard comprehensive form, providing coverage against loss or damage caused by explosion of steam boilers, pressure vessels or similar vessels, now or hereafter installed on the Mortgaged Property, in limits reasonably acceptable to the Lender;

                  D. earthquake insurance (if deemed necessary by the Lender) in limits and with deductibles reasonably acceptable to the Lender;

                  E. environmental impairment liability insurance (if available) in limits and with deductibles reasonably acceptable to the Lender;

                  F. business interruption insurance in an amount equal to the aggregate amount of the principal and interest payments to be made in one year under the Note plus the aggregate sum of the Impositions relating to the Mortgaged Property due and payable during one (1) year;

                  G. commercial general public liability insurance including coverages commonly found in the Broad Form Commercial Liability Endorsements with amounts not less than FIVE MILLION DOLLARS ($5,000,000) per occurrence with respect to bodily injury and death and THREE MILLION DOLLARS ($3,000,000) for property damage;

                  H. professional liability insurance in an amount not less than TEN MILLION DOLLARS ($10,000,000) for each medical incident;

                  I. physical damage insurance on an all-risk basis (with only such exceptions as the Lender in its reasonable discretion shall approve) covering the Borrower's tangible Personal Property for the full replacement cost thereof and with a deductible not in excess of one percent (1%) of the full replacement cost thereof;

                  J. Workers' Compensation and Employers' Liability Insurance providing protection against all claims arising out of injuries to all employees of the Borrower or of a sub-contractor (employed on the Mortgaged Property or any portion thereof) in amounts equal for Workers' Compensation, to the statutory benefits payable to employees in the state in which the Mortgaged Property is located and for Employers' Liability, to limits of not less than ONE HUNDRED THOUSAND DOLLARS ($100,000) for injury by accident, ONE HUNDRED THOUSAND DOLLARS ($100,000) per employee for disease and FIVE HUNDRED THOUSAND DOLLARS ($500,000) disease policy limit;

                  K. subsidence insurance (if deemed necessary by the Lender) in limits acceptable to the Lender; and

                  L. such other insurance as the Lender from time to time may reasonably require and also, as may from time to time be required by applicable Legal Requirements.

         8.1.02   INSURANCE COMPANY REQUIREMENTS.

                  All such insurance required by this Agreement or any of the other Loan Documents shall be issued and underwritten by insurance companies licensed to do insurance business by, and in good standing under the laws of, the state where the Mortgaged Property is situated and which companies have and maintain a rating of A-X or better by A.M. Best Co.

         8.1.03   POLICY REQUIREMENTS.

                  Every policy of insurance from time to time required under this Agreement or any of the other Loan Documents (other than worker's compensation) shall name the Lender as loss payee, mortgagee, secured party and additional named insured as its interest may appear. If an insurance policy covers properties other than the Mortgaged Property, then the Lender shall be so named with respect only to the Mortgaged Property. Each such policy, where applicable or appropriate, shall:

                  A. include an agreed amount endorsement and loss payee, additional named insured, mortgagee and secured party endorsements, in forms acceptable to the Lender in its sole and absolute discretion;

                  B. provide that the coverages may not be cancelled or materially modified or allowed to expire except upon thirty (30) days' prior written notice to the Lender;

                  C. be payable to the Lender notwithstanding any defense or claim that the insurer may have to the payment of the same against any other Person holding any other interest in the Mortgaged Property;

                  D. be endorsed with standard noncontributory clauses in favor of and in form reasonably acceptable to the Lender;

                  E. expressly waive any right of subrogation on the part of the insurer against the Lender or the Borrowing Group; and

                  F. otherwise be in such forms as shall be reasonably acceptable to the Lender.

         8.1.04   NOTICES; CERTIFICATES AND POLICIES.

                  The Borrower shall promptly provide to the Lender copies of any and all notices (including notice of non-renewal), claims and demands which the Borrower receives from insurers of the Mortgaged Property. At least ten (10) days prior to the expiration of any insurance policy required hereunder, the Borrower shall deliver to the Lender certificates and evidence of insurance relating to all renewals and replacements thereof, together with evidence, satisfactory to the Lender, of payment of the premiums thereon. The Borrower shall deliver to the Lender original counterparts or copies certified by the insurance company to be true and complete copies, of all insurance policies required hereunder not later than the earlier to occur of (A) thirty (30) days after the effective date of each such policy and (B) ten (10) days after receipt thereof by the Borrower.

         8.1.05   THE LENDER'S RIGHT TO PLACE INSURANCE.

                  If the Borrower shall fail to obtain any insurance policy required hereunder, or shall fail to deliver the certificate and evidence of insurance relating to any such policy to the Lender, or if any insurance policy required hereunder (or any part thereof) shall expire or be cancelled or become void or voidable by reason of the any breach of any condition thereof, or if the Lender determines that such insurance coverage is unsatisfactory by reason of the failure or impairment of the capital of any insurance company which wrote any such policy, upon demand by the Lender, the Borrower shall promptly obtain new or additional insurance coverage on the Mortgaged Property, or for those risks required to be insured by the provisions hereof, satisfactory to the Lender, and, at its option, the Lender may obtain such insurance and pay the premium or premiums therefor; in which event, any amount so paid or advanced by the Lender and all costs and expenses reasonably incurred by the Lender in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of the Borrower to the Lender and, to the extent permitted by law, shall be added to the Loan Obligations and shall be secured by the Liens created by the Loan Documents as fully and effectively and with the same priority as every other obligation of the Borrower secured thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted under applicable law, bear interest at the Advances Rate until the date of payment.

         8.1.06   PAYMENT OF PROCEEDS.

                  All insurance policies required hereunder (except for general public liability, professional liability and workers' compensation and employers liability insurance) shall provide that in the event of loss, injury or damage, all proceeds shall be paid to the Lender alone (rather than jointly to the Borrower and the Lender). The Lender is hereby authorized to adjust and compromise any such loss with the consent of the Borrower or, following any Event of Default, whether or not cured, without the consent of the Borrower, and to collect and receive such proceeds in the name of the Lender and the

         Borrower, and the Borrower appoints the Lender (or any agent designated by the Lender) as the Borrower's attorney-in-fact with full power of substitution, to endorse the Borrower's name upon any check in payment thereof. Subject to the provisions of Section 8.3 hereof, such insurance proceeds shall be applied first toward reimbursement of all costs and expenses reasonably incurred by the Lender in collecting said insurance proceeds, then toward payment of the Loan Obligations or any portion thereof, then due and payable, in such order as the Lender determines, and then in whole or in part toward restoration, repair or reconstruction of the Mortgaged Property for which such insurance proceeds shall have been paid. In the event the Lender shall apply such proceeds towards the repayment of the Loan Obligations, provided that no Loan Default then exists, no Prepayment Fee shall be due in connection therewith.

         8.1.07   IRREVOCABLE POWER OF ATTORNEY.

                  The power of attorney conferred on the Lender pursuant to the provisions of Section 8.1, being coupled with an interest, shall be irrevocable for as long as this Agreement is in effect or any Loan Obligations are outstanding, and shall not be affected by any disability or incapacity which the Borrower may suffer and shall survive the same. Such power of attorney, is provided solely to protect the interests of the Lender and shall not impose any duty on the Lender to exercise any such power, and neither the Lender nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct.

         8.1.08   BLANKET POLICIES.

                  Notwithstanding anything to the contrary contained herein, the Borrower's obligations to carry the insurance required hereunder may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by the Borrower and its Affiliates; provided, however, that the coverage afforded to the Lender shall not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Agreement by reason of the use of such blanket policy of insurance, and provided, further that the requirements of
         Section 8.1 are otherwise satisfied.

         8.1.09   NO SEPARATE INSURANCE.

                  The Borrower shall not, on the Borrower's own initiative or pursuant to the request or requirement of any other Person, take out separate insurance concurrent in form or contributing in the event of loss with the insurance required hereunder to be furnished by the Borrower, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless (A) all parties having an insurable interest in the subject matter of the insurance, including the Lender, are included therein as additional insureds and (B) losses are payable under said insurance in the same manner as losses are required to be payable under this Agreement. The Borrower shall immediately notify the Lender of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional insurance policy or policies.

         8.1.10   ASSIGNMENT OF UNEARNED PREMIUMS.

                  The Borrower hereby assigns to the Lender all rights of the Borrower in and to any unearned premiums on any insurance policy required hereunder to be furnished by the Borrower which may become payable or are refundable after the occurrence of an Event of Default hereunder, which amounts may be utilized by the Lender for any purposes allowed hereunder or credited against the Loan Obligations. In the event of a foreclosure of the Mortgaged Property or a conveyance of the Mortgaged Property in connection with a deed-in-lieu of foreclosure transaction, the insurance policies required to be maintained hereunder, including all right, title and interest of the Borrower thereunder, shall become the absolute property of the Lender.

   8.2       FIRE OR OTHER CASUALTY OR CONDEMNATION.

         8.2.01   RESTORATION FOLLOWING FIRE, CASUALTY OR CONDEMNATION.

                  In the event of any damage or destruction to any portion of the Mortgaged Property by reason of fire or other hazard or casualty (a "Casualty") or a taking by power of eminent domain or conveyance in lieu thereof of any portion of the Mortgaged Property (a "Condemnation"), the Borrower shall give immediate written notice thereof to the Lender and, subject to the terms of Section 8.3 hereof, the Borrower shall proceed with reasonable diligence, in full compliance with all applicable Legal Requirements, to perform such repairs, replacement and reconstruction work (hereinafter referred to as the "Work") to restore the applicable portion of the Mortgaged Property to the condition it was in immediately prior to such damage or destruction and to a condition adequate to operate the Facility located on said portion of the Mortgaged Property for its Primary Intended Use and in compliance with Legal Requirements. All Work shall be performed and completed in accordance with all Legal Requirements and the other requirements of this Agreement within one hundred and eighty (180) days following the occurrence of the damage or destruction plus a reasonable time to compensate for Unavoidable Delays (including for the purposes of this paragraph, delays in obtaining Permits and in adjusting insurance losses), but in no event beyond three-hundred and sixty-five (365) days following the occurrence of the Casualty or the Condemnation.

         8.2.02   PROCEDURES.

                  In the event that any Casualty results in non-structural damage to any portion of the Mortgaged Property in excess of TWENTY-FIVE THOUSAND DOLLARS ($25,000), or in any structural damage to any portion of the Mortgaged Property regardless of the extent of such structural damage, or in any event of Condemnation, prior to commencing the Work, the Borrower shall comply with the following requirements:

                  A. The Borrower shall furnish to the Lender complete plans and specifications for the Work (collectively, the "Plans and Specifications"), for the Lender's approval, in each instance, which approval shall not be unreasonably withheld. The Plans and Specifications shall bear the signed approval thereof by an architect, licensed to do business in the state where the Mortgaged Property is located, reasonably satisfactory to the Lender and shall be accompanied by a written estimate from the architect, bearing the architect's seal, of the entire cost of completing the Work, and to the extent feasible, the Plans and Specifications shall provide for Work of such nature, quality and extent, that, upon the completion thereof, the applicable portion of the Mortgaged Property shall be at least equal in value and general utility to its value and general utility prior to the Casualty or Condemnation and shall be adequate to operate the Facility located on such portion of the Mortgaged Property for its Primary Intended Use;

                  B. The Borrower shall furnish to the Lender certified or photostatic copies of all Permits and Contracts required by all applicable Legal Requirements in connection with the commencement and conduct of the Work;

                  C. The Borrower shall furnish to the Lender a cash deposit or a payment and performance bond sufficient to pay for completion of and payment for the Work in an amount not less than the architect's estimate of the entire cost of completing the Work, less the amount of property insurance proceeds, if any, then held by the Lender and which the Lender shall be required to apply toward restoration of the Mortgaged Property as provided in Section 8.3;

                  D. The Borrower shall furnish to the Lender such insurance with respect to the Work (in addition to the insurance required under Section 8.1 hereof) in such amounts and in such forms as is reasonably required by the Lender; and

                  E. The Borrower shall not commence any of the Work until the Borrower shall have complied with the requirements set forth in clauses A through D immediately above, as applicable, and thereafter the Borrower shall perform the Work diligently, in a good and workmanlike fashion and in good faith in accordance with (I) the Plans and Specifications referred to clause A immediately above, (II) the Permits and Contracts referred to in clause B immediately above and (III) all applicable Legal Requirements and other requirements of this Agreement.

         8.2.03   DISBURSEMENT OF INSURANCE PROCEEDS AND CONDEMNATION AWARDS.

                  If, as provided in Section 8.3, the Lender has elected or is required to apply any Condemnation awards or insurance proceeds toward repair or restoration of the Mortgaged Property, then as long as the Work is being diligently performed by the Borrower in accordance with the terms and conditions of this Agreement, the Lender shall disburse such insurance proceeds from time to time during the course of the Work in accordance with and subject to satisfaction of the following provisions and conditions. The Lender shall not be required to make disbursements more often than at thirty (30) day intervals. The Borrower shall submit a written request for each disbursement at least ten (10) Business Days in advance and shall comply with the following requirements in connection with each disbursement:

                  A. Prior to the commencement of any Work, the Borrower shall have received the Lender's written approval of the Plans and Specifications (which approval shall not be unreasonably withheld) and the Work shall be supervised by an experienced construction manager with the consultation of an architect or engineer qualified and licensed to do business in the state where the Mortgaged Property is located;

                  B. Each request for payment shall be accompanied by (x) a certificate of the architect or engineer, bearing the architect's or engineer's seal, and (y) a certificate of the general contractor, qualified and licensed to do business in the state where the Mortgaged Property is located performing the Work (collectively, the "Work Certificates") each dated not more than ten (10) days prior to the application for withdrawal of funds, and each stating:

                           i. that all of the Work performed as of the date of the certificates has been completed in compliance with the approved Plans and Specifications, applicable Contracts and all applicable Legal Requirements;

                           ii.       that the sum then requested to be
                                     withdrawn has been paid by the Borrower or is due to contractors, subcontractors, materialmen, engineers, architects or other Persons, whose names and addresses shall be stated therein, who have rendered or furnished certain services or materials for the Work, and the certificate shall also include a brief description of such services and materials and the principal subdivisions or categories thereof and the respective amounts so paid or due to each of said Persons in respect thereof and stating the progress of the Work up to the date of said certificate;

                           iii.      that the sum then requested to be
                                     withdrawn, plus all sums previously
                                     withdrawn, do not exceed the cost of the Work insofar as actually accomplished up to the date of such certificate;

                           iv. that the remainder of the funds held by the Lender will be sufficient to pay for the full completion of the Work in accordance with the Plans and
                                     Specifications;

                           v. that no part of the cost of the services and materials described in the applicable Work Certificate has been or is being made the basis of the withdrawal of any funds in any previous or then pending application; and

                           vi. that, except for the amounts, if any, specified in the applicable Work Certificate to be due for services and materials, there is no outstanding indebtedness known, after due inquiry, which is then due and payable for work, labor, services or materials in connection with the Work which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or other similar Lien upon the Mortgaged Property;

                  C. The Borrower shall deliver to the Lender satisfactory evidence that the applicable portion of the Mortgaged Property and all materials and all property described in the Work Certificates are free and clear of all Liens, except (i) Liens, if any, securing indebtedness due to Persons (whose names and addresses and the several amounts due them shall be stated therein) specified in an applicable Work Certificate, which Liens shall be discharged upon disbursement of the funds then being requested, (ii) the Mortgage and (iii) the Permitted Encumbrances. The Lender shall accept as satisfactory evidence of the foregoing lien waivers in customary form from the general contractor and all subcontractors performing the Work, together with an endorsement of its title insurance policy (relating to the applicable portion of the Mortgaged Property) in form acceptable to the Lender, dated as of the date of the making of the then current disbursement, confirming the foregoing;

                  D. If the Work involves alteration or restoration of the exterior of any Improvement that changes the footprint of any Improvement, the Borrower shall deliver to the Lender, upon the request of the Lender, an "as-built" survey of the applicable portion of the Land upon which the Work is performed dated of a date within ten (10) days prior to the making of the first and final advances (or revised to a date within ten (10) days prior to each such advance) showing no encroachments other than (i) such encroachments, if any, by any Improvement of any of the Permitted Encumbrances as are in existence as of the date hereof and (II) those, if any, acceptable to the Lender;

                  E. The Borrower shall deliver to the Lender an opinion of counsel (satisfactory to the Lender both as to counsel and as to the form of opinion) prior to the first advance opining that all necessary Permits for the repair, replacement and/or restoration of the applicable portion of the Mortgaged Property have been obtained and that such portion of the Mortgaged Property, if repaired, replaced or rebuilt in accordance, in all material respects, with the approved Plans and Specifications and such Permits, shall comply with all applicable Legal Requirements and (ii) an architect's certificate (satisfactory to the Lender both as to the architect and as to the form of the certificate) prior to the final advance, certifying that the applicable portion of the Mortgaged Property was repaired, replaced or rebuilt in accordance, in all material respects, with the approved Plans and Specifications and complies with all applicable Legal Requirements, including, without limitation, all Permits referenced in the foregoing clause (i);

                  F. There shall be no Loan Default or any state of facts existing which, with the giving of notice or passage of time, or both, would constitute any Loan Default;

                  G. The Lender, at its option, may waive any of the foregoing requirements in whole or in part in any instance.

                  H. Upon compliance by the Borrower with the foregoing requirements (except for such requirements, if any, as the Lender may have expressly elected to waive), and to the extent of (I) the insurance proceeds, if any, which the Lender may be required to apply to restoration of the Mortgaged Property pursuant to the provisions of this Agreement, and (II) all other cash deposits made by the Borrower, the Lender shall make available for payment to the Persons named in the Work Certificate the respective amounts stated in said Work Certificate to be due, subject to a retention of ten percent (10%) as to all hard costs of the Work (the "Retainage"). It is understood that the Retainage is intended to provide a contingency fund to assure the Lender that the Work shall be fully completed in accordance with the Plans and Specifications and the requirements of the Lender. Upon the full and final completion of all of the Work in accordance with the provisions hereof, the Retainage shall be made available for payment to those Persons entitled thereto;

                  I. Upon completion of the Work, and as a condition precedent to making any further advance, in addition to the requirements set forth above, the Borrower shall promptly deliver to the Lender:

                           i. written certificates of the architect or engineer, bearing the architect's or engineer's seal, and the general contractor, certifying that the Work has been fully completed in a good and workmanlike manner in accordance with the Plans and Specifications and all Legal Requirements;

                           ii. a written report and endorsement of its title insurance policy (relating to the applicable portion of the Mortgaged Property) in form reasonably acceptable to the Lender insuring the Mortgaged Property against all mechanic's and materialman's liens accompanied by the final lien waivers from the general contractor and all subcontractors;

                           iii. a certificate by the Borrower in form and substance reasonably satisfactory to the Lender, listing all costs and expenses in connection with the completion of the Work and the amount paid by the Borrower with respect to the Work; and

                           iv. a temporary certificate of occupancy (if obtainable) and all other applicable Permits and Contracts (that have not previously been delivered to the Lender) issued by or entered into with any Governmental Authority with respect to the Mortgaged Property and its Primary Intended Use and by the appropriate Board of Fire Underwriters or other similar bodies acting in and for the locality in which the applicable portion of the Mortgaged Property is situated; provided that within thirty (30) days after completion of the Work, the Borrower shall obtain and deliver to the Lender a permanent certificate of occupancy for the applicable portion of the Mortgaged Property upon which the Work was performed;

                  J. Upon completion of the Work and the delivery of the documents required pursuant to the provisions of this Section 8.2, the Lender shall pay the Retainage to the Borrower or to those Persons entitled thereto and if there shall be insurance proceeds, awards or cash deposits, other than the Retainage, held by the Lender in excess of the amounts withdrawn pursuant to the foregoing provisions, then the Lender, shall pay such proceeds, awards or cash deposits to the Borrower; and

                  K. No inspections or any approvals of the Work during or after construction shall constitute a warranty or representation by the Lender, or any of its agents, as to the technical sufficiency, adequacy or safety of any structure or any of its component parts, including, without limitation, any fixtures, equipment or furnishings, or as to the subsoil conditions or any other physical condition or feature pertaining to the Mortgaged Property. All acts, including any failure to act, relating to the Lender are performed solely for the benefit of the Lender to assure the payment and performance of the Loan Obligations and are not for the benefit of the Borrower or the benefit of any other Person.

   8.3       DISPOSITION OF INSURANCE PROCEEDS.

         8.3.01   PROCEEDS TO BE RELEASED TO PAY FOR WORK.

                  In the event of any Casualty or Condemnation, the Lender, in its sole and absolute discretion, may decide whether and to what extent, if any, proceeds of insurance policies or Condemnation awards shall be made available to the Borrower for repair or restoration of the Mortgaged Property. Notwithstanding the foregoing, the Lender hereby agrees to make insurance proceeds or Condemnation awards available to the Borrower for repair or restoration of the Mortgaged Property, provided that:

                  A. Not more than thirty percent (30%) of the fair market value of the applicable Facility subject to the Casualty or Condemnation is damaged or taken;

                  B. No Loan Default shall then exist, nor any state of facts or conditions which, with the giving of notice or passage of time, or both, would constitute such a Loan Default;

                  C. The Borrower demonstrates to the Lender's satisfaction that the Borrower has the financial ability to satisfy its obligations under the Loan Documents during such repair or restoration;

                  D. No Lease (excluding Residence Agreements) affecting the Mortgaged Property immediately prior to such Casualty or Condemnation shall have been cancelled or terminated, nor contain any still exercisable right to cancel or terminate, due to such Casualty or Condemnation if and to the extent that the income from such Lease is necessary in order to avoid the violation of any of the financial covenants set forth in this Agreement or otherwise to avoid the creation of a Loan Default; and

                  E. The insurance proceeds or Condemnation awards are released under the funding arrangements specified in
                           Section 8.2 hereof.

             8.3.02   PROCEEDS NOT TO BE RELEASED TO PAY FOR WORK.

                  If the Lender is not required to and elects not to make the insurance proceeds or Condemnation awards available for repair or restoration of the Mortgaged Property, then such proceeds or awards shall be applied to reduce Loan Obligations, in which event the Borrower shall not be obligated to repair or restore the Mortgaged Property. Any application of such proceeds or awards toward payment of the Loan Obligations shall be at par without any Prepayment Fee, but shall not cause any reduction in the monthly payments due under the Note until the outstanding principal indebtedness due thereunder has been paid in full; provided, however, that if there then exists any Loan Default, the Prepayment Fee shall also be due.

                  Furthermore, if the Lender is not required to and elects not to make the insurance proceeds or Condemnation awards available for the repair and restoration of the Mortgaged Property, in addition to applying such proceeds or awards to the Loan Obligations, as aforesaid, the Lender, at its option and in its sole and absolute discretion, may elect to declare the Loan Obligations due and payable upon sixty (60) days' prior written notice to the Borrower. Upon such acceleration, provided that no Loan Default then exists, the Borrower shall not be required to pay a Prepayment Fee to the Lender.

         8.3.03   THE BORROWER RESPONSIBLE FOR SHORT-FALL.

                  If the cost of the Work exceeds the amount of proceeds received by the Lender from the property insurance required under this Agreement or the amount of the Condemnation award received by the Lender in accordance with the terms hereof (net of costs and expenses incurred by the Lender in collecting the same), the Borrower shall be obligated to contribute any excess amount needed to repair or restore the Mortgaged Property and pay for the Work. Such amount shall be paid by the Borrower to the Lender together with any other property insurance proceeds for application to the cost of the Work.

   8.4         THE BORROWER'S PROPERTY.

         All insurance proceeds payable by reason of any loss of or damage to any of the Borrower's Personal Property shall be paid to the Lender as secured party, subject to the rights of the holders of any Permitted Prior Security Interests, and shall be paid by the Lender to the Borrower to reimburse the Borrower for the cost of repairing or replacing the damaged Personal Property subject to the provisions and conditions set forth in the other provisions of this Agreement, mutatis, mutandis.

   8.5         RESTORATION OF THE BORROWER'S PROPERTY.

         If the Borrower is required or elects to restore any Facility, the Borrower shall either (A) restore all alterations and improvements made by the Borrower, and the Borrower's Personal Property relating to such Facility, or
(B) replace such alterations and improvements and the

Borrower's Personal Property relating to such Facility with improvements or items of the same or better quality and utility in the operation thereof.

   8.6         OBLIGATION TO ACCOUNT.

         Upon the Borrower's written request, which may not be made more than once in any three (3) month period, the Lender shall provide the Borrower a written accounting of the application of all insurance proceeds received by the Lender.

   8.7         FIRE AND OTHER CASUALTY; SELF-HELP.

         If, within one hundred twenty (120) days after the occurrence of any non-structural damage to any Facility in excess of TWENTY-FIVE THOUSAND DOLLARS ($25,000), any structural damage to any Facility regardless of the extent of such structural damage, or any Condemnation, the Borrower shall not have submitted to the Lender and received the Lender's approval of the Plans and Specifications for the repair, replacement or rebuilding of such Facility or shall not have obtained approval of such Plans and Specifications from all Governmental Authorities whose approval is required pursuant to applicable Legal Requirements, or if, after the date upon which such Plans and Specifications are approved by the Lender and all such Governmental Authorities (such date is referred to herein as the "Approval Date"), the Borrower shall fail to commence promptly such repair, replacement or rebuilding, or if the Borrower fails to complete such repair, replacement or rebuilding within one hundred twenty (120) days following the Approval Date or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with such work, or, in the case of any non-structural loss or damage not in excess of TWENTY-FIVE THOUSAND DOLLARS ($25,000), if the Borrower shall fail to promptly repair, replace or rebuild such Facility, then, in addition to all other rights herein set forth, the Lender, or any lawfully appointed receiver of such Facility, may at their respective options, perform or cause to be performed such repair, replacement or rebuilding, and may take such other steps as they deem advisable to perform such repair, replacement or rebuilding, and may enter upon the Mortgaged Property for any of the foregoing purposes, and the Borrower hereby waives, for the Borrower and all others holding under the Borrower, any claim against the Lender or such receiver arising out of anything done by the Lender or such receiver pursuant to this Section 8.7, and the Lender may apply insurance proceeds (without the need to fulfill the requirements of Section 8) to reimburse the Lender or such receiver for all amounts expended or reasonably incurred by them, respectively, in connection with the performance of such work (including, without limitation, attorneys' fees and expenses and court costs), and any excess costs and expenses remaining after any such application of the insurance proceeds shall be a demand obligation of the Borrower to the Lender or such receiver, and, to the extent permitted by law, shall be added to the Loan Obligations and shall be secured by the Liens created by the Loan Documents as fully and effectively and with the same priority as every other obligation of the Borrower secured thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted under applicable law, bear interest at the Advances Rate until the date of payment.

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



8.8      RENT LOSS AND/OR BUSINESS INTERRUPTION INSURANCE PROCEEDS.

         If the Borrower shall promptly and diligently commence to repair, replace and restore any damage occurring to the Mortgaged Property, and no Loan Default then exists and no state of facts exists which, with the giving of notice or passage of time, or both, would constitute a Loan Default, then the Lender shall each month pay to the Borrower out of the rent loss and/or business interruption insurance proceeds actually received the Lender (collectively the "Rent Insurance Proceeds") a sum equal to that amount, if any, of the Rent Insurance Proceeds paid by the insurer which is allocable to the rental loss and/or business interruption for the preceding month minus an amount equal to the sum of the debt service on the Loan due under the Note for such month plus any Impositions relating to the applicable portion of the Mortgaged Property then due and payable. At its option, the Lender may waive any of the foregoing conditions to the payment of Rent Insurance Proceeds. If the Borrower does not fulfill the foregoing conditions entitling the Borrower to monthly disbursements of Rent Insurance Proceeds, then such Rent Insurance Proceeds may be applied by the Lender, at the Lender's option, toward payment of the Loan Obligations and/or to the payment of the cost of such repair, replacement or restoration of the applicable Facility, and/or to the payment of any Imposition required to be paid by the Borrower (the nonpayment of which is a default under this Agreement), and/or to the payment of any monthly tax deposit, any monthly insurance deposit or other amount required to be paid by the Borrower under the provisions of this Agreement.

9.         PERMITTED CONTESTS

         Unless a Loan Default then exists or any state of facts which, with the giving of notice or the passage of time or both would constitute a Loan Default, upon prior written notice to the Lender, any member of the Borrowing Group at their sole cost and expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence (until the resolution thereof), the amount, validity or application, in whole or in part, of any Imposition, any Legal Requirement, the decision of any Governmental Authority related to the operation of the Mortgaged Property for its Primary Intended Use or any Lien or claim not otherwise permitted by in this Agreement; provided, that (a) prior written notice of such contest is given to the Lender,
(b) in the case of an unpaid Imposition, Lien or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from the Lender and/or any member of the Borrowing Group and compliance by any applicable member of the Borrowing Group with the contested Legal Requirement or other matter may legally be delayed pending the prosecution of any such proceeding without the occurrence or creation of any Lien, charge or liability of any kind against the Mortgaged Property, (c) neither the Mortgaged Property nor any interest of the Lender therein would be in any immediate danger of being sold, forfeited, attached or lost as a result of such proceeding, (d) in the case of a Legal Requirement, neither the Lender nor any member of the Borrowing Group would be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, (e) in the event that any such contest shall involve a sum of money or potential loss in excess of TEN THOUSAND DOLLARS ($10,000), then, in any such event, the Borrower shall deliver to the Lender an Officer's Certificate and opinion of counsel, if the Lender deems the delivery of an opinion to be appropriate, opinioning as to the validity of the statements set forth in clauses (b), (c) and (d), to the extent applicable, (f) the Borrower shall give such cash security as may be demanded in good faith by the Lender to insure the ultimate payment of any fine, penalty, interest or cost and to prevent any sale or forfeiture of the affected portion of the Mortgaged Property by reason of such non-payment or non-compliance, (g) if such contest be finally resolved against the Lender or any member of the Borrowing Group, the Borrower shall promptly pay (or cause to be paid) the amount required to be paid, together with all interest and penalties accrued thereon and, if applicable, the Borrower, shall comply with and shall cause any Lessee and any Manager to comply with the applicable Legal Requirement and (h) no state of facts or circumstance exist which constitutes, or with the passage of time and/or the giving of notice, could constitute a Loan Default; provided, however, the provisions of this Section 9 shall not be construed to permit the Borrower to contest the payment of any other sums payable by the Borrower to the Lender under any of the Loan Documents.

10.         EVENTS OF DEFAULT

         Each of the following shall constitute an "Event of Default" hereunder and shall entitle the Lender to exercise its remedies hereunder and under any of the other Loan Documents:

         A. any failure of the Borrower to pay any amount due hereunder or under any of the other Loan Documents within ten (10) days following the date when such payment was due;

         B. any failure in the observance or performance of any other covenant, term, condition or warranty provided in this Agreement or any of the other Loan Documents, other than the payment of any monetary obligation and other than as specified in subsections (C) through (V) below (referred to herein as a "Failure to Perform"), continuing for thirty (30) days after the giving of notice by the Lender to the Borrower specifying the nature of the Failure to Perform; except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (I) the Borrower commences the cure thereof within thirty (30) days after the giving of such notice by the Lender to the Borrower, (II) the Borrower continuously prosecutes such cure to completion,
                  (III) such cure is completed within ninety (90) days after the giving of such notice by the Lender to the Borrower and
                  (IV) such Failure to Perform does not impair the Lender's rights with respect to the Mortgaged Property or otherwise impair the Collateral or the Lender's security interest therein;

         C. the occurrence of any default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, under any of the other Loan Documents;

         D. if any representation, warranty or statement contained herein or in any of the other Loan Documents proves to be untrue in any material respect as of the date when made or at any time during the Term if such representation or warranty is a continuing representation or warranty pursuant to Section 6.5;

         E. if any member of the Borrowing Group shall (i) voluntarily be adjudicated a bankrupt or insolvent, (ii) seek or consent to the appointment of a receiver or trustee for itself or for the Mortgaged Property, (iii) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (iv) make a general assignment for the benefit of creditors, (v) make or offer a composition of its debts with its creditors or (vi) be unable to pay its debts as such debts mature;

         F. if any court shall enter an order, judgment or decree appointing, without the consent of any member of the Borrowing Group, a receiver or trustee for such member or for any of the Mortgaged Property, and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty
                  (60) days after it is entered;

         G. if any petition is filed against any member of the Borrowing Group which seeks relief under the bankruptcy or other similar laws of the United States, any state or any other jurisdiction and such petition is not dismissed within sixty
                  (60) days after it is filed;

         H. in the event that, without the prior written consent of the Lender, in each instance, which consent may be withheld by the Lender in its sole and absolute discretion:

                  i. there shall be a change in the Person or Persons presently in control of any member of the Borrowing Group (whether by operation of law or otherwise);

                  ii. all or any portion of the interest of any partner or member of any member of the Borrowing Group shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Borrowing Group shall be a partnership, joint venture, syndicate or other group;

                  iii. except in connection with the exercise by the Lender under the Warrant of its right to become a shareholder of the Guarantor, any of the shares of the issued and outstanding capital stock of any member of the Borrowing Group shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Borrowing Group shall be a corporation; or

                  iv. all or any portion of the beneficial interest in any member of the Borrowing Group shall be, directly or indirectly, sold or otherwise transferred (whether by operation of law or otherwise), if such member of the Borrowing Group shall be a trust;

         I. the death, incapacity, liquidation, dissolution or termination of existence of the any member of the Borrowing Group or the merger of any member of the Borrowing Group with any other Person;

         J. the occurrence of a default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, in connection with the payment or performance of any other material obligation of the Borrower or any Lessee, whether or not the applicable creditor or obligee elects to declare the obligations of the Borrower or the applicable Lessee under the applicable agreement due and payable or to exercise any other right or remedy available to such creditor or obligee, if such creditor's or obligee's rights and remedies may involve or result in (i) the taking of possession of the Mortgaged Property or (ii) the assertion of any other right or remedy that, in the Lender's reasonable opinion, may impair the Borrower's ability punctually to perform all of its obligations under this Agreement and the other Loan Documents, may impair such Lessee's ability to punctually perform all of its obligations under its Lease or may materially impair the Lender's security for the Loan; provided, however, that in any event, the election by the applicable creditor or obligee to declare the obligations of the Borrower under the applicable agreement due and payable or to exercise any other right or remedy available to such creditor or obligee shall be an Event of Default hereunder only if such obligations, individually or in the aggregate, are in excess of FIVE HUNDRED THOUSAND DOLLARS ($500,000);

         K.       the occurrence of a Related Party Default;

         L. the occurrence of any default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, under any credit agreement, loan agreement or other agreement establishing a major line of credit (or any documents executed in connection with such lines of credit) on behalf of any member of the Borrowing Group whether or not the applicable creditor has elected to declare the indebtedness due and payable under such line of credit or to exercise any other right or remedy available to it. For the purposes of this provision, a major line of credit shall mean and include any line of credit established in an amount equal to or greater than ONE MILLION DOLLARS ($1,000,000);

         M. except as a result of any Casualty or a partial or complete Condemnation, if the Borrower or any Lessee ceases operation of any Facility for a period in excess of thirty (30) days;

         N. if one or more judgments against the Borrower or any Lessee or attachments against the Mortgaged Property which in the aggregate exceed ONE HUNDRED THOUSAND DOLLARS ($100,000) or which may materially and adversely interfere with the ownership and/or the operation of any Facility remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days;

         O. if any malpractice award or judgment exceeding any applicable professional liability insurance coverage by more than FIVE HUNDRED THOUSAND DOLLARS ($500,000) shall be rendered against any member of the Borrowing Group and either (i) enforcement proceedings shall have been commenced by any creditor upon such award or judgment or (ii) such award or judgment shall continue unsatisfied and in effect for a period of ten (10) consecutive days without an insurance company satisfactory to the Lender (in its sole and absolute discretion) having agreed to fund such award or judgment in a manner satisfactory to the Lender (in its sole and absolute discretion) and in either case such award or judgment shall, in the reasonable opinion of the Lender, have a material adverse affect on the ability of any member of the Borrowing Group to operate any Facility;

         P. if any Provider Agreement material to the operation or financial condition of any member of the Borrowing Group shall be terminated prior to the expiration of the term thereof or, without the prior written consent of the Lender, in each instance, which consent may be withheld in the Lender's reasonable discretion, shall not be renewed or extended upon the expiration of the stated term thereof;

         Q. if, after the Borrower or any Lessee has obtained approval for participation in the Medicare and/or Medicaid programs with regard to the operation of any Facility, a final unappealable determination is made by the applicable Governmental Authority that the Borrower or any Lessee shall have failed to comply with applicable Medicare and/or Medicaid regulations in the operation of such Facility, as a result of which failure the Borrower or such Lessee is declared ineligible to continue its participation in the Medicare and/or Medicaid programs;

         R. if any member of the Borrowing Group receives notice of a final unappealable determination by applicable Governmental Authorities of the revocation of any Permit required for the lawful construction or operation of any Facility in accordance with its Primary Intended Use or the loss of any Permit under any other circumstances under which any member of the Borrowing Group is required to cease the operation of any Facility in accordance with its Primary Intended Use;

         S.       any failure to maintain the insurance required pursuant to
                  Section 8 of this Agreement in force and effect at all times until the Loan Obligations are fully paid and performed and the Mortgage is discharged;

         T. the entry of an order by a Court with jurisdiction over the Mortgaged Property to close any Facility, to transfer one or more residents from any Facility as a result of a finding or determination of abuse or neglect or to take any action to eliminate an emergency situation then existing at any Facility;

         U. the appointment of a temporary manager (or operator) for the Mortgaged Property by any Governmental Authority; and

         V. any failure to replenish the Cash Collateral, if required, pursuant to Section 1 of the Deposit Pledge Agreement.

11.         REMEDIES IN EVENT OF DEFAULT

         Upon the occurrence of an Event of Default, at the option of the Lender, which may be exercised at any time after an Event of Default shall have occurred, the entire outstanding principal balance of the Loan, together with all interest (including, without limitation, Additional Interest), costs, charges and other amounts due under all of the Loan Documents, shall immediately become due and payable and upon such acceleration, all amounts due hereunder shall bear interest at the Advances Rate. Subject to the requirements of applicable law, all materials at that time on or near the Mortgaged Property which are the property of the Borrower shall be subject to the Liens created by the Loan Documents. The Lender is authorized, but not obligated in any event, to do all such things in connection with the operation of the Facilities the Lender, in its sole and absolute discretion, may deem advisable, including, without limitation, the right to make any payments with respect to any obligation of the Borrower to the Lender or to any other Person in connection with the operation of the Facilities and to take any and all such action, either in the Lender's own name or in the name of the Borrower, and the Borrower hereby grants the Lender an irrevocable power of attorney to act in its name in connection with the foregoing. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which the Borrower may suffer and shall survive the same. The power of attorney conferred on the Lender by the provisions of this Section 11 is provided solely to protect the interests of the Lender and shall not impose any duty on the Lender to exercise any such power and neither the Lender nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct. In the event that the Lender takes possession of the Mortgaged Property and assumes control of any Facility as aforesaid, it shall not be obligated to continue the operation of the same for any period of time longer than the Lender shall see fit (in its sole and absolute discretion), and the Lender may thereafter, at any time, abandon its efforts and refuse to make further payments for the account of the Borrower.

         In addition, at the Lender's option and without demand, notice or protest, the occurrence of any such Event of Default shall also constitute a default under any one or more of the Related Party Agreements.

12.         GENERAL

   12.1         AGREEMENT NOT ASSIGNABLE.

         The Borrower shall not suffer any attachment, whether by trustee process or otherwise, to be made or attempted against the Borrower's interest in, to or under this Agreement or any of the other Loan Documents or in or to any payment, advance or other sums hereunder or thereunder, and shall not, without the prior written consent of the Lender (in each instance, which consent may be withheld in the Lender's sole and absolute discretion), assign or transfer any of the same or any interest therein. Any such assignment or transfer made without the Lender's consent shall be void and of no force or effect.

   12.2         JOINT AND SEVERAL.

         If any party to this Agreement or any of the other Loan Documents shall be comprised of more than one Person, all agreements, conditions, covenants, provisions, stipulations, powers of attorney, authorizations, waivers, releases, options, undertakings, rights and benefits made or given by such party shall be joint and several, and shall bind and affect all Persons who are defined therein as such party as fully as though all of them were specifically named therein wherever any term identifying such party is used.

   12.3         REMEDIES CUMULATIVE.

         The rights and remedies set forth under this Agreement are in addition to all other rights and remedies afforded to the Lender under any of the other Loan Documents or at law or in equity, all of which are hereby reserved by the Lender, and this Agreement is made and accepted without prejudice to any such rights and remedies. All of the rights and remedies of the Lender under each of the Loan Documents shall be separate and cumulative and may be exercised concurrently or successively in the Lender's sole and absolute discretion.

   12.4         FURTHER ASSURANCES.

         At any time and from time to time, upon the written request by the Lender, the Borrower and the Guarantor shall promptly make, execute and deliver, or cause to be made, executed and delivered, to the Lender and, where appropriate, cause to be recorded or filed (and, from time to time thereafter, to be re-recorded or refiled) at such time and in such offices and places as shall be deemed desirable by the Lender (in its sole and absolute discretion), any such agreements, amendments, assignments, instruments of further assurance, certificates and other documents as the Lender may, in its sole and absolute discretion, deem desirable to (A) enable the Lender to negotiate the Note and to assign the Loan Documents or any portion of its interest; (B) enable the Lender to enter into participation agreements with respect to all or any portion of the Obligations or (C) effectuate, complete, perfect or continue and preserve the rights, remedies and obligations under any of the Loan Documents, including, without limitation, any document requested in order to the security interests created under the Loan Documents as first priority security interests in the Collateral; provided, however, that, except as to the costs and expenses reasonably incurred by the Lender in connection with the items referred to in the foregoing clause (c), no such additional document or other instrument requested by the Lender hereunder shall increase the Obligations.

         Any failure by the Borrower or the Guarantor to comply with any request pursuant to this Section 12.4 within twenty (20) days after such written request is made by the Lender shall be an Event of Default hereunder and upon such Event of Default, the Lender may make, execute, record, file, re-record and refile any and all such amendments, assignments, instruments, certificates and documents for and in the name of the Borrower or the Guarantor, and the Borrower and the Guarantor each hereby appoints the Lender as its attorney-in-fact, with full power of substitution, to take such actions (on behalf of and in the name of the Borrower or the Guarantor as the case may be) as the Lender, in its sole and absolute discretion, may deem necessary or desirable to effectuate the intent of this Section 12.4.

         The power of attorney conferred on the Lender by the provisions of this Section 12.4, being coupled with an interest, shall be irrevocable until the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which either the Borrower or the Guarantor may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of the Lender and shall not impose any duty on the Lender to exercise any such power and neither the Lender nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

   12.5         INVALIDITY.

         If any provision of this Agreement or any of the other Loan Documents or the application thereof to any Person or circumstance, for any reason and to any extent, shall be held to be invalid or unenforceable, neither the remainder of this Agreement or other Loan Document nor the application of such provision to any other Person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by applicable law.

         Notwithstanding the foregoing, it is the intention of the parties hereto that if any provision of any of the Loan Documents is capable of two (2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.

   12.6         MARSHALLING, JURY TRIAL AND OTHER RIGHTS.

         To the maximum extent permitted by law, the Borrower and the Guarantor each hereby waives and renounces for itself, its heirs, executors, administrators, legal representatives, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided, by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the Obligations. The Borrower and the Guarantor each hereby (A) transfers, conveys and assigns to the Lender a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay the obligations of the Borrower and the Guarantor under the Loan Documents in full, with all costs of collection, (B) directs any trustee in bankruptcy having possession of such homestead or exemption to deliver to the Lender a sufficient amount of property or money set apart as exempt to pay the obligations of the Borrower and the Guarantor under the Loan Documents and (C) appoints the Lender as its attorney-in-fact, with full power of substitution, to claim any and all homestead exemptions allowed by law.

         The power of attorney conferred on the Lender pursuant to the provisions of this Section 12.6 being coupled with an interest, shall be irrevocable until all of the Obligations has been fully paid and performed, shall not be affected by any disability or incapacity which either the Borrower or the Guarantor may suffer and shall survive the same. Such power of attorney, is provided solely to protect the interests of the Lender and shall not impose any duty on the Lender to exercise any such power, and neither the Lender nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct.

         TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN OR ANY OF THE LOAN DOCUMENTS.

         The Borrower and the Guarantor each hereby certifies that neither the Lender, nor any of the Lender's representatives, agents or counsel has represented, expressly or otherwise, that the Lender would not, in the event of any such suit, action or proceeding, seek to enforce this waiver of the right to trial by jury, and acknowledges that the Lender has been induced by this waiver (among other things) to enter into the loan transaction evidenced by the Loan Documents, and further acknowledges that it (I) has read the provisions of this Agreement and in particular, the paragraph containing this waiver; (II) has consulted legal counsel; (III) understands the rights that it is granting in this Agreement and the rights that it is waiving in this paragraph in particular and (IV) makes the waivers set forth herein knowingly, voluntarily and intentionally.

   12.7         NO WAIVERS.

         The Lender shall not by any act, delay, omission or otherwise (including, without limitation, the exercise of any right or remedy hereunder) be deemed to have waived any of its rights or remedies hereunder or under any of the other Loan Documents unless such waiver is in writing and signed by the Lender, and then, only to the extent specifically set forth therein. No waiver at any time of any of the terms, conditions, covenants or warranties of any of the Loan Documents shall be construed as a waiver of any other term, condition, covenant or warranty of any of the Loan Documents, nor shall such a waiver in any one instance or circumstance be construed as a waiver of the same term, condition, covenant or warranty in any subsequent instance or circumstance. No such failure, delay or waiver shall be construed as creating a requirement that the Lender must thereafter, as a result of such failure, delay or waiver, give notice to any member of the Borrowing Group or any other Person that the Lender does not intend to give a further waiver or to refrain from insisting upon the strict performance of the terms, conditions, covenants and warranties set forth in the Loan Documents before the Lender can exercise any of its rights or remedies under any of the Loan Documents or before any Loan Default can occur or as establishing a course of dealing for interpreting the conduct of and agreements between the Lender and any member of the Borrowing Group or any other Person.

         The acceptance by the Lender of any payment that is less than payment in full of all amounts due under any of the Loan Documents at the time of the making of such payment shall not (A) constitute a waiver of the right to exercise any of the Lender's remedies at that time or at any subsequent time,
(B) constitute an accord and satisfaction or (C) nullify any prior exercise of any remedy; without the express written consent of the Lender. Any failure by the Lender to accelerate the indebtedness due under this Agreement or any of the other Loan Documents by reason of a default hereunder or thereunder, any acceptance by the Lender of a past due installment, or any indulgence granted by the Lender from time to time shall not be construed (I) as a novation of this Agreement or any of the other Loan Documents or as a reinstatement of the indebtedness evidenced thereby or as a waiver of such right of acceleration or of the right of the Lender thereafter to insist upon strict compliance with the terms of this Agreement or any of the other Loan Documents or (II) to prevent the exercise of such right of acceleration or any other right granted hereunder or under applicable law; and, to the maximum extent permitted by law, the Borrower and the Guarantor each hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

         Whether or not for consideration paid or payable to the Lender and, except as may be otherwise specifically agreed to by the Lender, no forbearance on the part of the Lender or extension of the time for the payment of the whole or any part of the Obligations, or any other indulgence given by the Lender to the Borrower or any other Person, shall operate to release or in any manner affect the original liability of the Borrower or such other Person, or the priority of the Mortgage or to limit, prejudice or impair any right of the Lender, including, without limitation, the right to realize upon the Collateral, or any part thereof, for any of the obligations evidenced or secured by the Loan Documents; notice of any such extension, forbearance or indulgence being hereby waived by the Borrower and the Guarantor and all those claiming by, through or under the Borrower or the Guarantor.

   12.8         USURY.

         In the event that fulfillment of any provision of any of the Loan Documents, at the time performance of such provision shall be due and as a result of any circumstance, shall involve transcending the limit of validity presently or hereinafter prescribed by any applicable usury statute or any other law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under any of the Loan Documents that is in excess of the limit of such validity. In no event shall the Borrower or the Guarantor be bound to pay for the use, forbearance or detention of the money loaned pursuant hereto, interest of more than the maximum rate, if any, permitted by law to be charged by the Lender; the right to demand any such excess being hereby expressly waived by the Lender.

   12.9         PARTICIPANTS.

         The Lender reserves the right, from time to time during the Term, to
(a) enter into participation agreements with respect to the Loan or (b) assign, directly or as collateral, all or any portion of the Obligations or all of the Lender's rights therein; and each member of the Borrowing Group shall cooperate with the Lender in connection with the execution of any such participation agreements or the transfer of any such assignments.

         Such cooperation shall include without limitation:

         A. supplying financial statements of the Borrower, the Guarantor, any Lessee, and of the Facility;

         B. providing estoppel certificates (i) consenting to such participations or assignments, (ii) confirming the respective obligations of each member of the Borrowing Group under the Loan Documents, (iii) confirming the amount of the then outstanding principal balance of the Loan and the amounts of any tax or insurance escrow deposits held by the Lender, (iv) stating whether any member of the Borrowing Group has any defenses, offsets or credits against the payment of any amounts due or the performance of any obligations under the Loan Documents and (v) stating whether any default or any state of facts which, with the passing of time or the giving of notice or both, could constitute a default, exists under the Loan Documents;

         C. making such modifications or alterations to the Loan Documents as the Lender may reasonably request; provided, however that such modifications and alterations shall not increase any of the Borrower's or the Guarantor's monetary obligations under the Loan Documents or materially modify any other obligations of the Borrower or the Guarantor under the Loan Documents;

         D. providing such other documentation relating to the Loan and the Mortgaged Property as the Lender may reasonably request; and

         E. making the Mortgaged Property available for inspection upon reasonable notice from the Lender.

         The Lender shall have the right to provide potential participants and assignees with any and all financial, licensing and other information provided to the Lender pursuant to the Loan Documents upon informing such recipients of the confidential nature of such information. The terms and conditions of any participation agreements with respect to the Loan or any assignment of all or any of the obligations evidenced or secured by the Loan Documents and the Lender's rights and remedies therein shall be determined by the Lender in its sole and absolute discretion.

   12.10         SUCCESSORS AND ASSIGNS.

         This Agreement and the other Loan Documents shall be binding on and inure to the benefit of (A) the Borrower and the Guarantor and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns and (B) the Lender, any other Person who may now or hereafter hold any interest in the Loan and their respective successors and assigns. Notwithstanding the foregoing, neither the Borrower nor the Guarantor shall assign any of its rights or obligations hereunder or under any of the Loan Documents without the prior consent of the Lender, in each instance, which consent may be withheld in the Lender's sole and absolute discretion.

   12.11         NO THIRD PARTY BENEFICIARIES.

         This Agreement and the other Loan Documents are solely for the benefit of the Lender, its successors, assigns and participants (if any), the Meditrust Entities, the Indemnified Parties, the Borrower and the Guarantor, and, except as otherwise expressly set forth in any of the Loan Documents, nothing contained therein shall confer upon anyone other than such parties any right to insist upon or to enforce the performance or observance of any of the obligations contained therein. All conditions to the obligations of the Lender to advance or make available the proceeds of the Loan, insurance proceeds or Condemnation awards, or to release any deposits held for Impositions or insurance proceeds are imposed solely and exclusively for the benefit of the Lender, its successors, assigns and participants and the Meditrust Entities. No other Person shall have standing to require satisfaction of such conditions in accordance with their terms and no other Person shall, under any circumstances, be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lender at any time, if, in the Lender's sole and absolute discretion, the Lender deems it advisable or desirable to do so.

   12.12         GOVERNING LAW; JURISDICTION.

         Except as may be otherwise expressly provided in this Section 12.12, elsewhere in this Agreement and in any of the other Loan Documents, all claims relating, in any way, to the negotiation and/or consummation of the Loan, the Lender's relationship with any member of the Borrowing Group in connection with the Loan and/or the performance of any obligation under any of the Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law. Notwithstanding the foregoing choice of law:

         A. the procedures governing the creation, perfection and priority of the Liens pertaining to real property and tangible personal property created by the Mortgage and the Assignment of Leases and the enforcement by the Lender of its foreclosure and other remedies against the Borrower under the Mortgage, the Assignment of Leases and the other Loan Documents with respect to the Mortgaged Property or other Collateral, including by way of illustration, but not in limitation, actions for foreclosure, for injunctive relief or for the appointment of a receiver shall be governed by the laws of the state where such Mortgaged Property or other Collateral are located;

         B. the Lender shall comply with applicable law in the state where the Mortgaged Property or other Collateral is located to the extent required by the law of such jurisdiction in connection with the foreclosure of the Liens created under the Mortgage and the other Loan Documents with respect to the Mortgaged Property or other Collateral; and

         C. the provisions of Federal law and the law of the state where the Mortgaged Property is located shall apply in defining the terms Hazardous Substances, Environmental Laws and Legal Requirements as such terms are used in Loan Documents, with respect to the Mortgaged Property and the Borrowing Group.

         Nothing contained herein or in any provisions of the other Loan Documents shall be construed to provide that the substantive law of the state where the Mortgaged Property or any other Collateral is located shall apply to any parties' rights and obligations under any of the Loan Documents, which, except as expressly provided in clauses (A), (B) and (C) above, are and shall continue to be governed by the substantive law of the Commonwealth of Massachusetts. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of the State where the Mortgaged Property is located is not intended, nor shall it be deemed, in any way, to derogate the parties' choice of law as set forth or referred to in this Loan Agreement or in the other Loan Documents. The parties further agree that the Lender may enforce its rights under the Loan Documents including, but not limited to, its rights to sue the Borrower or to collect any outstanding indebtedness in accordance with applicable law.

         Each party hereto hereby consents to personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purposes of any suit, action or other proceeding arising out of, or with respect to any of the Loan Documents, the negotiation and/or consummation of the Loan, the Lender's relationship with any member of the Borrowing Group in connection with the Loan and/or the performance of any obligation or exercise of any remedy under any of the Loan Documents and expressly waives any and all objections it may have as to venue in any of such courts.

   12.13         NOTICES.

         Any notice, request, demand, statement or consent made hereunder or under any of the other Loan Documents shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to the Borrower:                  ______________________
                                     _____________________________
                                     _____________________________

With copies to:                      ______________________
                                     _____________________________
                                     _____________________________

                                     and

                                     Kirkpatrick & Lockhart
                                     1500 Oliver Building
                                     Pittsburgh, Pennsylvania 15222-2312
                                     Attn: _______________________

If to the Guarantor:                 Balanced Care Corporation
                                     _____________________________
                                     _____________________________
                                     Attn:  President

With copies to:                      Balanced Care Corporation
                                     ______________________________
                                     _____________________________
                                     Attn:  General Counsel

                                      and

                                     Kirkpatrick & Lockhart
                                     1500 Oliver Building
                                     Pittsburgh, Pennsylvania 15222-2312
                                     Attn: ______________________

If to the Lender:                    Meditrust Mortgage Investments, Inc.
                                     197 First Avenue
                                     Needham Heights, Massachusetts  02194
                                     Attn: President

With copies to:                      Meditrust Mortgage Investments, Inc.
                                     197 First Avenue
                                     Needham Heights, Massachusetts  02194
                                     Attn:  General Counsel

                                     and

                                     Nutter, McClennen & Fish, LLP
                                     One International Place
                                     Boston, Massachusetts 02110-2699
                                     Attn:  ______________________

or at such other place as either party hereto may from time to time hereafter designate to the other in writing. Any notice given to the Borrower or the Guarantor by the Lender at any time shall not imply that such notice or any further or similar notice was or is required.

   12.14         LIMITATION OF LIABILITY.

         The Declaration of Trust establishing the sole shareholder of the Lender, Meditrust, a Massachusetts business trust (referred to herein as "Meditrust"), dated August 6, 1985 (referred to herein as the "Declaration"), a copy of which, together with all amendments thereto, is duly filed in the office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name "Meditrust" refers to the trustees under the Declaration collectively as trustees, but not individually or personally; and that no trustee, officer, shareholder, employee or agent of Meditrust or any of its Subsidiaries shall be held to any personal liability, jointly, or severally, for any obligation of, or claim against Meditrust or any of its Subsidiaries. All Persons dealing with Meditrust or the Lender, in any way, shall look only to the assets of Meditrust or the

Lender, respectively, for the payment of any sum or the performance of any obligation. Furthermore, in no event shall the Lender or Meditrust ever be liable to the Borrower, the Guarantor or any other Person for any indirect or consequential damages incurred by the Borrower, the Guarantor or such other Person, resulting from any cause whatsoever. Notwithstanding the foregoing, the Borrower and the Guarantor hereby acknowledge and agree that Meditrust is not a party to this Agreement or any of the other Loan Documents and that the Borrower and the Guarantor shall look only to the assets of the Lender for the payment of any sum or performance of any obligation due by or from the Lender pursuant to the terms and provisions of the Loan Documents.

   12.15         ESTOPPEL CERTIFICATE.

         Within ten (10) days after written request of any other party hereto, any party to this Agreement shall furnish a certificate or affidavit, duly acknowledged, stating the amount then due or outstanding under the Loan Documents, whether there are any defaults under any of the Loan Documents and whether or not any offsets or defenses exist against the Obligations, and if so, specifying such offsets and defenses. Within ten (10) days following the written request of the Lender, the Borrower shall furnish a certificate or affidavit, duly acknowledged, stating the amount then due under any other documents evidencing any indebtedness of the Borrower secured by a Lien relating to the Mortgaged Property, whether there are any defaults under such documents and whether or not any offsets or defenses exist against the amount due thereunder and if so, specifying such offsets and defenses.

   12.16         NO JOINT VENTURE OR PARTNERSHIP.

         Neither anything contained in any of the Loan Documents, nor the acts of the parties hereto shall be construed to create a partnership or joint venture between the Borrower or the Guarantor and the Lender. Neither the Borrower nor the Guarantor is the agent or representative of the Lender, and nothing contained herein or in any of the other Loan Documents shall be construed to make the Lender liable to any Person for goods delivered or services performed with respect to the Mortgaged Property or for debts or claims accruing against the Borrower or the Guarantor.

   12.17         AMENDMENTS, WAIVERS AND MODIFICATIONS.

         Except as otherwise expressly provided herein or in any other Loan Document, none of the terms, covenants, conditions, warranties or representations contained in this Agreement or in any of the other Loan Documents may be renewed, replaced, amended, modified, extended, substituted, revised, waived, consolidated or terminated, except by an agreement, in writing, signed by (A) all parties to this Agreement or the other applicable Loan Document, as the case may be, with regard to any such renewal, replacement, amendment, modification, extension, substitution, revision, consolidation or termination or (B) the Person against whom enforcement is sought with regard to any waiver. The provisions of this Agreement shall extend and be applicable to all renewals, replacements, amendments, extensions, substitutions, revisions, consolidations and modifications of the Loan Documents, the Leases, the Management Agreements, the Related Party Agreements, the Permits and/or the Contracts; and all references herein and in the other Loan Documents to any of the Loan Documents, the Leases, the Management Agreements, the Related Party Agreements, the Permits and the Contracts shall be deemed to include any renewals, replacements, amendments, extensions, substitutions, revisions, consolidations or modifications thereof.

         Notwithstanding the foregoing, any reference contained in any of the Loan Documents, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revision, consolidation or modification of any of the Loan Documents or of any Lease, Management Agreement, Related Party Agreement, Permit or Contract is not intended to constitute an agreement or consent by the Lender to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification of any of the Loan Documents or any Lease, Management Agreement, Related Party Agreement, Permit or Contract; but, rather as a reference only to those instances where the Lender may give, agree or consent to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification, as the same may be required pursuant to the terms, covenants and conditions of any of the Loan Documents.

   12.18         WAIVERS.

         The Borrower and the Guarantor jointly and severally, waive presentment for payment, demand, protest, notice of nonpayment, notice of dishonor, protest of any dishonor, suretyship defenses, notice of protest and protest of the Loan Documents and the Related Party Agreements, and all other notices in connection with (A) the delivery or the acceptance of the Loan Documents and/or the Related Party Agreements and any reliance thereon and/or
(B) the performance, default (except notice of default as specifically elsewhere required under any of the Loan Documents or any of the Related Party Agreements) or enforcement of any obligation under any of the Loan Documents or any of the Related Party Agreements, and agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Lender (or any of the other Meditrust Entities); and the Borrower and the Guarantor consent to any and all extensions of time, renewals, waivers or modifications that may be granted or consented to by the Lender (or any of the other Meditrust Entities) with respect to the payment or performance of any obligation under any of the Loan Documents or the Related Party Agreements and to the release of the Collateral (or any part thereof) and/or any other collateral securing any of the Related Party Agreements, with or without substitution, and agree that additional makers, endorsers, guarantors or sureties may become parties to the Loan Documents and/or any of the Related Party Agreements without notice to them or affecting the liability of the Borrower and the Guarantor under the Loan Documents.

   12.19         CONTRIBUTION.

         No Person obligated on account of any of the Loan Documents may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

   12.20         CAPTIONS AND HEADINGS.

         The captions and headings set forth in this Agreement and the other Loan Documents are included for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Agreement, any of the other Loan Documents or any part hereof or thereof.

   12.21         TIME OF THE ESSENCE.

         Time is of the essence of each and every term, condition, covenant and warranty set forth in this Agreement and in the other Loan Documents.

   12.22         COUNTERPARTS.

         This Agreement and the other Loan Documents may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.

   12.23         RULES OF CONSTRUCTION.

         References in this Agreement and each of the other Loan Documents to "herein", "hereof" and "hereunder" shall be deemed to refer to this Agreement or each such other Loan Document, as the case may be, and shall not be limited to the particular text or Section in which such words appear. The use in the Loan Documents of any gender shall include all genders and the singular number shall include the plural and vice versa as the context may require. References in the Loan Documents to the Lender's attorneys shall be deemed to include, without limitation, special counsel and local counsel for the Lender. References in the Loan Documents to attorneys' fees and expenses shall be deemed to include all costs for administrative, paralegal and other support staff.

         References in the Loan Documents to the Mortgaged Property shall be deemed to include references to all of the Mortgaged Property and references to any portion thereof. References in the Loan Documents to the Land shall be deemed to include references to all of the Land and references to any portion thereof. References in the Loan Documents to the Loan Obligations shall be deemed to include references to all of the Loan Obligations and references to any portion thereof. References in the Loan Documents to the Obligations shall be deemed to include references to all of the Obligations and references to any portion thereof. The word

"foreclosure" as used in any of the Loan Documents shall be deemed to include the acquisition of the Mortgaged Property by voluntary deed or assignment in lieu of foreclosure.

         All exhibits annexed to any of the Loan Documents as referenced therein shall be deemed incorporated in such Loan Document by such annexation and/or reference.

         As used in any of the Loan Documents, the term "including", when following any general statement, will not be construed to limit such statement to the specific items or matters as provided immediately following the term "including" (whether or not non-limiting language such as "without limitation" or "but not limited to" or words of similar import are also used), but rather will be deemed to refer to all items or matters that could reasonably fall within the broader scope of the general statement.

         All accounting terms not specifically defined in the Loan Documents shall be construed in accordance with GAAP. Any requirement that financial statements be Consolidated in form shall apply only to such financial statements as relate to a period during any portion of which the relevant Person has one or more Subsidiaries.

       12.24         GENERAL PROVISIONS APPLICABLE TO ALL LOAN DOCUMENTS.

         The provisions of Section 12 hereof shall apply to all Loan Documents as if set forth in full therein, except as may be otherwise expressly provided in any other Loan Document.

   12.25         ENTIRE AGREEMENT.

         This Agreement and the other Loan Documents set forth the entire agreement of the parties with respect to the subject matter hereof and shall supersede the Letter of Intent in its entirety.

13.         INDEMNIFICATIONS

   13.1         BROKER'S FEE INDEMNIFICATION.

         The Borrower shall and hereby agrees to indemnify, defend (with counsel acceptable to the Lender) and hold the Lender harmless from and against any and all claims for any premiums or other charges, finder's fees, taxes, brokerage fees or commissions and other similar compensation due in connection with the Loan, except such claims by any Person with whom the Lender has dealt in connection with the Loan without the Borrower's knowledge. Notwithstanding the foregoing, the Lender shall have the option of conducting its own defense against any such claims with counsel of the Lender's choice, but at the expense of the Borrower, as aforesaid. This indemnification shall include all attorneys' fees and expenses and court costs reasonably incurred by the Lender in connection with the defense against any such claims and the enforcement of this indemnification and shall survive the complete payment and performance of the Borrower's obligations under the Loan Documents.

   13.2         GENERAL INDEMNIFICATION.

         With the exception of any claim involving any member of the Borrowing Group and any of the Indemnified Parties in which a final decision is issued by a court of competent jurisdiction in favor of such member of the Borrowing Group and all appeal periods having lapsed or been exhausted, the Borrower and the Guarantor shall and hereby agree to jointly and severally indemnify, defend (with counsel acceptable to the Lender), and hold the Indemnified Parties harmless against (a) any claim brought or threatened against any of the Indemnified Parties by any member of the Borrowing Group or by any other Person on account of (i) the Lender's relationship with any member of the Borrowing Group in connection with the Loan and (ii) the Lender's negotiation of, entering into and/or performing any of its obligations and/or exercising any of its rights and remedies under any of the Loan Documents and (b) any and all losses, damages, claims, liabilities, obligations, causes of action, costs and expenses arising out of or resulting from (i) the use and occupancy of the Mortgaged Property or any business conducted therein, (ii) any act, fault, omission to act or misconduct by (x) any member of the Borrowing Group, (y) any Affiliate of the Borrower or (z) any employee, agent, licensee, business invitee, guest, customer, contractor or sublessee of any of the foregoing parties, relating to, directly or indirectly the Mortgaged Property, (iii) any accident, injury or damage whatsoever caused to any Person, including, without limitation, any claim of malpractice, or to the property of any Person in, about, around or outside of the Mortgaged Property where such accident, injury or damage results or is claimed to have resulted from any act, fault, omission to act or misconduct by any member of the Borrowing Group, any Affiliate of the Borrower or any employee, agent, licensee, contractor or sublessee of any of the foregoing parties, (iv) any Loan Default and/or (v) any attempt by any member of the Borrowing Group or any Affiliate of the Borrower to transfer or relocate any of the Permits to any location other than the Mortgaged Property. The aforesaid indemnification agreement shall include, without limitation, attorneys' fees and expenses, court costs and other expenses of litigation incurred by the Lender in connection with any such matters and with the enforcement of said indemnification. All matters covered by the aforesaid indemnification agreement may be defended, compromised, settled or pursued by the Lender with counsel of the Lender's selection, but at the expense of the Borrower and the Guarantor. The provisions of this Section 13.2 shall survive the complete payment and performance of the Loan Obligations and the foreclosure of the Mortgage.

         EXECUTED as a sealed instrument as of the day and year first above mentioned.

WITNESS:                          LENDER:

                                  MEDITRUST MORTGAGE INVESTMENTS, INC.,
                                  a Delaware corporation

                                  By:
--------------------------            ----------------------------------
Name:                                   Name:
                                        Title:

WITNESS:                          BORROWER:

                                  -------------------------


                                  By:
--------------------------            ----------------------------------
Name:                                    Name:
                                         Title:

WITNESS:                          GUARANTOR:

                                  BALANCED CARE CORPORATION,
                                  a Delaware corporation

                                  By:
--------------------------            ----------------------------------
Name:                                     Name:
                                          Title:

SCHEDULE TO EXHIBIT 10.19 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

                                 LOAN AGREEMENT

                  BORROWER                                LENDER                  LOAN AMOUNT          DATE
                  --------                                ------                  -----------          ----

BCC of Wisconsin, Inc.                         Meditrust Mortgage                $ 5,045,869.00      5/2/96
                                               Investments, Inc.

Hawthorn Health Properties, Inc. and           Meditrust Mortgage                $41,385,000.00      8/30/96
Hawthorn Properties                            Investments, Inc.

BCC at Nevada Park Care Center, Inc. and BCC   Meditrust Mortgage                $3,115,000.00       8/30/96
at Republic Park Center, Inc.                  Investments, Inc.